[IMPERIAL TOBACCO LOGO]                 IMPERIAL TOBACCO GROUP PLC
                                        PO Box 244, Southville, Bristol BS99 7UJ
                                        Tel: +44 (0) 117 963 6636
                                        Fax: +44 (0) 117 966 7859

                           IMPERIAL TOBACCO GROUP PLC
                            P.O. BOX 244, UPTON ROAD
                               BRISTOL B599 #7 UJ
                                     ENGLAND

                                                              As of May 20, 2008

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York  10013

          Restricted ADSs /May 2008 Rights Offering (Cusip # 453142R94)

Ladies and Gentlemen:

      Reference is made to (i) the Amended and Restated Deposit Agreement, dated as of November 2, 1998 (the "Deposit Agreement"), by and among Imperial Tobacco
Group PLC, a public limited company incorporated under the laws of England (the
"Company"), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the
"Depositary"), and the Holders and Beneficial Owners of American Depositary
Shares (the "ADSs") evidenced by American Depositary Receipts (the "ADRs")
issued thereunder and (ii) the Letter Agreement, dated as of September 21, 2007
(the "Uncertified ADS Letter Agreement"), by and between the Company and the
Depositary relating to the issuance of uncertificated ADSs (the "Uncertificated
ADS"). All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

      The Company intends to offer and sell Shares pursuant to a rights offering to its existing shareholders (the "Rights Offering"). Neither the rights (the
"Rights") nor the Shares to be issued in the Rights Offering will be registered under the United States Securities Act of 1933, as amended (the "Securities
Act") and accordingly the Rights and Shares may only be sold pursuant to an applicable exemption from registration under the Securities Act and any Shares offered and sold to US Persons (as defined in Regulations S under the Securities
Act) will be Restricted Securities. The Company desires to establish procedures to enable certain Beneficial Owners listed on Exhibit A hereto who would otherwise hold restricted Shares upon exercise of Rights in the Rights Offering
(the "Permitted Offerees") to hold such Shares as Restricted ADSs (as hereinafter defined and hereinafter used as so defined). The Depositary is willing to accommodate the issuance of Restricted ADSs upon exercise of Rights in the Rights Offering provided (a) the terms of deposit of the Restricted
Securities neither (i) prejudices any substantial rights of existing Holders and
Beneficial Owners of ADSs under the Deposit Agreement nor (ii) violates or conflicts with any law, rule or administrative position applicable to the ADSs, and (b) the terms of the Deposit Agreement are supplemented to accommodate a deposit of Restricted Securities.

      The purpose and intent of this Letter Agreement is to supplement the
Deposit Agreement for the purpose of accommodating (i) the issuance of
Restricted ADSs, (ii) the sale or transfer of such Restricted ADSs and (iii)
certain ancillary transactions further described below solely in connection with the Rights Offering. The Company and the Depositary agree that this Letter
Agreement shall be filed as an exhibit to the Company's next Registration
Statement on Form F-6 under the Securities Act.

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

      1. Authority to Issue Restricted ADSs. The Deposit Agreement is hereby supplemented to authorize the Depositary to establish under the terms and conditions of the Deposit Agreement and upon the written request and at the expense of the Company, procedures enabling the deposit of Shares that constitute Restricted Securities into the depositary receipts facility in order to permit the holders of such Shares (such Shares, the "Restricted Shares") to hold their ownership interests in such Restricted Shares in the form of ADSs issued under the terms of the Deposit Agreement as supplemented hereby. The
Depositary agrees to establish procedures permitting the deposit of Restricted
Shares into the depositary receipts facility and the issuance of ADSs representing deposited Restricted Shares (such ADSs, the "Restricted ADSs", and, if applicable, the ADRs evidencing such Restricted ADSs, the "Restricted ADRs"), upon receipt of a written request from the Company to accept certain specified
Restricted Shares for deposit or as otherwise set forth in this Letter
Agreement. The Company agrees to assist the Depositary in the establishment of such procedures and agrees that it shall take all steps reasonably requested by the Depositary to ensure that the establishment of such procedures does not prejudice any substantial rights of existing Holders of ADSs and does not violate the provisions of the Securities Act or any other applicable laws, rules or administrative positions including, without limitation, by entering into letter agreements with the Depositary to set forth the specific terms of the procedures applicable to any specific deposit of Restricted Shares and issuance and transfer of Restricted ADSs.

      The depositors of the Restricted Shares and the holders of the Restricted
ADSs may be required to provide such written certifications, agreements or other documents as the Depositary or the Company may deem necessary or appropriate prior to (i) the deposit of Restricted Shares, (ii) the transfer of the
Restricted ADRs and the Restricted ADSs evidenced thereby, (iii) the removal of the transfer and other restrictions with respect to Restricted ADSs/Restricted
ADRs in order to create unrestricted ADSs/ADRs, or (iv) the withdrawal of the
Restricted Shares represented by Restricted ADSs. The Company shall provide to the Depositary in writing the legend(s) to be affixed to the Restricted ADRs, or transmitted to holders of Restricted ADSs, in the case of Uncertificated ADSs, which legend(s) shall (i) be in a form reasonably satisfactory to the Depositary and (ii) set forth the specific circumstances under which the Restricted ADRs and the Restricted ADSs evidenced thereby may be transferred or the Restricted
Shares withdrawn.

      The Restricted ADSs issued upon the deposit of Restricted Shares shall be separately identified on the books of the Depositary and the Restricted Shares so deposited shall be held separate and distinct from all other Deposited
Securities held under the terms of the Deposit Agreement that are not Restricted
Shares. The Restricted Shares and the Restricted ADSs shall not be eligible for the pre-release transactions set forth in Section 5.10 of the Deposit Agreement.
The Restricted ADSs shall not be eligible for inclusion in any book-entry settlement system, including, without limitation, The Depository Trust Company
("DTC"). The Restricted ADSs shall not in any way be fungible with the ADSs
(that are not Restricted ADSs) issued under the terms of the Deposit Agreement.
Except as set forth in this Letter Agreement and except as required by applicable law, the Restricted ADSs and the Restricted ADRs, if applicable, shall be subject to the terms of the Deposit Agreement and shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as
ADSs and ADRs, respectively, issued and outstanding under, the terms of the
Deposit Agreement. In the event that, in determining the rights and obligations of parties hereto or any holder of Restricted ADSs, any conflict arises between
(a) the terms of the Deposit Agreement and (b) the terms of (i) this Letter
Agreement or (ii), if applicable, the applicable Restricted ADR, the terms and conditions set forth in this Letter Agreement, and if applicable, of the applicable Restricted ADR shall be controlling and shall govern the rights and obligations of the parties pertaining to the deposited Restricted Shares, the applicable Restricted ADSs and the applicable Restricted ADRs.

      2. Permitted Offeree Deposits. The Company hereby consents, under Section
2.02 of the Deposit Agreement, to the deposit by the Permitted Offerees of
Restricted Shares and the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof in the form of
Uncertificated ADSs, upon the terms of this Letter Agreement, to the Permitted
Offerees or their respective designees. The Restricted ADSs described in the immediately preceding sentence and the Restricted Shares represented thereby are referred to herein as the "Designated Restricted ADSs" and the "Designated
Shares", respectively.

      In furtherance of the foregoing, the Company requests the Depositary, and the Depositary agrees upon the terms and subject to the conditions set forth in this Letter Agreement, to (i) establish procedures to enable (x) the deposit of the Designated Shares with the Custodian by the Company in order to enable the issuance by the Depositary to the Permitted Offerees of the Designated
Restricted ADSs issued under the terms of this Letter Agreement upon receipt of a written request from the Company to accept certain specified Restricted Shares for deposit in connection with the exercise of Rights by Permitted Offerees in the Rights Offering, and (y) the transfer of the Designated Restricted ADSs, the removal of the transfer and other restrictions with respect to Designated
Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of the
Designated Shares, in each case upon the terms and conditions set forth in the
Deposit Agreement as supplemented by the terms of this Letter Agreement, and
(ii) to deliver to an account statement (the "Account Statement") to the holder of Designated Restricted ADSs upon issuance of the Designated Restricted ADSs, in each case upon the terms set forth herein. Nothing contained in this Letter
Agreement shall in any way obligate the Depositary, or give authority to the
Depositary, to accept any Shares (other than the Restricted Shares described herein) for deposit under the terms hereof.

      3. Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit solely by the Company of the Designated Shares in connection with the exercise of
Rights by Permitted Offerees in the Rights Offering, the issuance of Designated
Restricted ADSs, the transfer of Designated Restricted ADSs, the withdrawal of the Restricted Shares and the conversion of Designated Restricted ADSs into freely transferable ADSs, and (ii) take all commercially reasonable steps requested by the Depositary to insure that the acceptance of the deposit of the
Designated Shares, the issuance of the Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the conversion of Designated Restricted ADSs into freely transferable ADSs, and the withdrawal of Designated Shares, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders and Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.

      In furtherance of the foregoing, the Company shall cause (A) its U.S.
counsel to deliver an opinion to the Depositary stating, inter alia, that the deposit of Designated Shares by the Company and the issuance and delivery of
Designated Restricted ADSs upon exercise of Rights by Permitted Offerees in the
Rights Offering, in each case upon the terms contemplated herein, do not require registration under the Securities Act and that the Designated Restricted ADSs, when so issued, will be legally issued, and (B) its English counsel to deliver an opinion to the Depositary stating, inter alia, that (i) the Company has duly authorized and executed the Letter Agreement, (ii) the Letter Agreement constitutes a legal, valid and binding obligation of the Company under English law enforceable against the Company upon its terms, (iii) all approvals required by English law to permit the deposit of Designated Shares under the Deposit
Agreement and the Letter Agreement have been obtained, and (iv) the terms of the
Letter Agreement and the transactions contemplated by the Letter Agreement do not and will not contravene or conflict with any English law of general application.

      4. Limitations on Issuance of Restricted ADSs. In connection with the exercise of Rights by Permitted Offerees in the Rights Offering, the Company
hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, to issue and deliver Designated Restricted ADSs only (x) in the case of an initial issuance upon receipt of (i) a deposit of the Designated Shares by the Company (ii) the opinions of counsel identified in Section 3 hereof, (iii) payment of the applicable fees, taxes and expenses otherwise payable under the terms of the
Deposit Agreement upon the deposit of Shares and the issuance of ADSs
(including, without limitation, stamp duty reserve taxes), (iv) an Investor
Representation Letter substantially in the form attached hereto as Exhibit B hereto, (v) a duly executed Instruction Letter substantially in the form attached hereto as Exhibit C, (vi) a Form W-9, and (vii) a DTC Participant
Instruction Form substantially in the form attached hereto as Exhibit D and (y)
in the event of any corporate action of the Company which results in the issuance of Restricted ADSs to the holder(s) of the Designated Restricted ADSs.

      The Designated Restricted ADSs issued upon the deposit of Designated
Shares shall be separately identified on the books of the Depositary under CUSIP
#453142R94 and the Designated Shares shall be held separate and distinct by the
Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs.

      The Depositary is hereby authorized and directed to issue the Designated
Restricted ADSs as Uncertificated ADSs registered in the books of the Depositary in the name of the Permitted Offerees or their designees for the benefit of the
Permitted Offerees subject to the restrictions specified in paragraph 5 below.

      5. Stop Transfer Notation and Legend. The books of the Depositary shall identify the Designated Restricted ADSs as "restricted" and shall contain a
"stop transfer" notation to that effect. The Account Statement to be sent by the
Depositary to the Permitted Offerees upon the issuance of Designated Restricted
ADSs shall contain a statement to the effect that the Designated Restricted ADSs are subject to restrictions on transfer and cancellation described in this
Letter Agreement. The Account Statement shall contain the following legend:

      THE RESTRICTED AMERICAN DEPOSITARY SHARES ("RESTRICTED ADSs") CREDITED TO
YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES ("RESTRICTED SHARES") OF THE
COMPANY ARE SUBJECT TO THE TERMS OF THE LETTER AGREEMENT, DATED AS OF MAY [__],
2008 (THE "LETTER AGREEMENT"), THE UNCERTIFICATED ADS LETTER AGREEMENT, DATED AS
OF SEPTEMBER 21, 2007 (THE "UNCERTIFICATED ADS LETTER AGREEMENT" AND TOGETHER
WITH THE RESTRICTED LETTER AGREEMENT, THE "LETTER AGREEMENTS"), AND THE DEPOSIT
AGREEMENT, DATED AS OF NOVEMBER 2, 1998, AS AMENDED AND SUPPLEMENTED (AS SO
AMENDED AND SUPPLEMENTED, THE "DEPOSIT AGREEMENT"). ALL TERMS USED BUT NOT
OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN,
HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED LETTER AGREEMENT, OR IF
NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

      HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND
HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE
TERMS OF THE DEPOSIT AGREEMENT AND THE LETTER AGREEMENTS. AT THE TIME OF
ISSUANCE, THE RESTRICTED ADSs HAD NOT BEEN REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR
QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT
BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN
EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION
REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN
AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS. UNLESS
A REGISTRATION STATEMENT IS EFFECTIVE WITH RESPECT TO THESE SECURITIES, AS A
CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF THE DEPOSITARY
AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL
REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO
REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

      PRIOR TO THE TRANSFER OF THE RESTRICTED ADSs, A HOLDER OF RESTRICTED ADSs
WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A CERTIFICATION
IN THE FORM ATTACHED TO THE RESTRICTED LETTER AGREEMENT. PRIOR TO THE WITHDRAWAL
OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO
PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE
FORM ATTACHED TO THE RESTRICTED AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS
SET FORTH HEREIN AND IN THE LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH
RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE
PROCEDURES SET FORTH IN THE RESTRICTED LETTER AGREEMENT FOR REMOVAL OF
RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY
REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144
UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED
ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE LETTER AGREEMENTS MAY BE
OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

      6. Limitations on Transfer of Designated Restricted ADSs. The Designated
Restricted ADSs shall be transferable only by the Holder thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement, and (ii) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, opinions of U.S. counsel as to compliance with the terms of the legend set forth above in Section 5).

      7. Limitations On Cancellation of Designated Restricted ADSs. The Company
instructs the Depositary, and the Depositary agrees, not to release any
Designated Shares or cancel any Designated Restricted ADSs for the purpose of withdrawing the underlying Designated Shares unless (x) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied
(except for any conditions relating to the Shares not being Restricted
Securities) and (y) the Depositary shall have received from the person requesting the withdrawal of the Designated Shares a duly completed and signed
Withdrawal Certification substantially in the form attached hereto as Exhibit E
(such certification, a "Withdrawal Certification").

      8. Fungibility. Except as contemplated herein and except as required by applicable law, the Designated Restricted ADSs evidenced thereby shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs. Nothing contained herein shall obligate the
Depositary to treat Holders of Designated Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement.

      9. Limitations On Exchange of Designated Restricted ADSs for ADSs. The
Company instructs the Depositary, and the Depositary agrees, to cancel the
Designated Restricted ADSs and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) a duly completed and signed Resale
Certification and Issuance Instruction, substantially in the form attached hereto as Exhibit F (the "Resale Certification and Issuance Instruction"), (ii)
an opinion of U.S. counsel to the Company stating that transaction pursuant to which the Designated Restricted ADSs are being sold is exempt from regulations under the Securities Act, (iii) payment of the issuance for taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter
Agreement, and (iv) any other documents as may reasonably be requested by the
Depositary under the terms of the Deposit Agreement and this Letter Agreement.

      10. Removal of Restrictions. The Depositary shall remove all stop transfer notations from its records in respect of Designated Restricted ADSs and shall treat such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Designated Restricted ADSs upon receipt of (x) written instructions from the Company to do so, and (y) an opinion of U.S. counsel to the Company stating, inter alia, that the Designated
Restricted ADSs and the Designated Shares may be freely transferred under U.S.
securities laws. Upon receipt of such instructions and opinion of counsel, the
Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Designated Restricted ADSs and (b) making the formerly Designated
Restricted ADSs eligible for Pre-Release Transactions and for inclusion in the applicable book-entry settlement system.

      11. Representations and Warranties. The Company hereby represents and warrants that (a) the Designated Shares being deposited by the Company for the purpose of the issuance of Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding
Shares, (b) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement and (c) to the
Company's knowledge, none of the terms of the Letter Agreement and none of the transactions contemplated in the Letter Agreement violate any court judgment or order made against the Company or any material contract to which it is a party.
Such representations and warranties shall survive the deposit of the Designated
Shares and the issuance of Designated Restricted ADSs.

      12. Indemnity. Each of the Company and the Depositary acknowledges and agrees that the indemnification and other provisions of Section 5.08 of the
Deposit Agreement shall apply to the acceptance of Designated Shares for deposit, the issuance of Designated Restricted ADSs, the transfer of the
Designated Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/Restricted ADSs, and the withdrawal of Designated Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Letter Agreement.

      This Letter Agreement shall be interpreted and all the rights and obligations hereunder shall be governed by the laws of the State of New York without regard to the principles of conflicts of law thereof. This Letter
Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

      The Company and the Depositary have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

                                                 IMPERIAL TOBACCO GROUP PLC

                                                 By: /s/ Robert Dyrbus
                                                     ---------------------------
                                                     Name:  Robert Dyrbus
                                                     Title: Finance Director

                                                 CITIBANK, N.A.
                                                       as Depositary

                                                 By: /s/ Richard Etienne
                                                     ---------------------------
                                                     Name:  Richard Etienne
                                                     Title: Vice President

EXHIBITS

     A     Permitted Offerees
     B     Investor Representation Letter
     C     Instruction Letter
     D     DTC Participant Instruction Form
     E     Withdrawal Certification
     F     Resale Certification and Instruction Letter

                                    EXHIBIT A
                                       to
                   Letter Agreement, dated as of May 20, 2008
                    (the "Letter Agreement"), by and between
                           Imperial Tobacco Group PLC
                                       and
                                 Citibank, N.A.
                              _____________________

                               PERMITTED OFFEREES

                              _____________________

                                    Exh. A-1

                   Name                                            Address
-------------------------------------------      -------------------------------------------

Barrow, Hanley, Mewhinney & Strauss, Inc.        3300 Ross Avenue
                                                 31st Floor
                                                 Dallas, TX  75201-2708

Lazard Asset Management LLC                      30 Rockefeller Plaza
                                                 59th Floor
                                                 New York, NY  10112-5900

Dreman Value Management LLC                      Harborside Financial Center Plaza 10
                                                 Suite 800
                                                 Jersey City, NJ  07311-4037

Deutsche Investment Management Americas, Inc.    345 Park Avenue
                                                 New York, NY  10154-0115

USAA Investment Management Corp.                 9800 Fredericksburg Road
                                                 San Antonio, TX  78288-0227

Renaissance Technologies Corp.                   800 Third Avenue
                                                 33rd Floor
                                                 New York, NY  10022-7604

Jane Street Capital LLC                          1 New York Plaza
                                                 33rd Floor
                                                 New York, NY  10004-1901

Fidelity Management And Research                 245 Summer Street
                                                 14th Floor
                                                 Boston, MA  02210-1133

American Beacon Balanced Fund                    4151 Amon Carter Boulevard
                                                 MD 2450
                                                 Fort Worth, TX  76155

USAA Value Fund                                  9800 Fredericksburg Road
                                                 San Antonio, TX  78288-0227

USAA Growth And Income Fund                      9800 Fredericksburg Road
                                                 San Antonio, TX  78288-0227

Mutuals Advisors, Inc                            Plaza of the Americas
                                                 700 North Pearl Street
                                                 Suite 900
                                                 Dallas, TX  75201-7434

                                      A-2

                   Name                                            Address
-------------------------------------------      -------------------------------------------

UBS Securities LLC                               1285 Avenue of the Americas
                                                 17th Floor
                                                 New York, NY  10019-6096

Parametric Portfolio Associates                  1151 Fairview Avenue North
                                                 Seattle, WA  98109-4418

Northern Trust Investments                       50 South LaSalle Street
                                                 Chicago, IL  60603-1006

New York State Teachers Retirement System        10 Corporate Woods Drive
                                                 Albany, NY  12211-2395

Kayne Anderson Rudnick Investment                1800 Avenue of the Stars
Management LLC                                   2nd Floor
                                                 Los Angeles, CA  90067-4219

Wright Investors Service, Inc.                   440 Wheelers Farms Road
                                                 Milford, CT  06460-1847

Citigroup Global Markets (United States)         388 Greenwich Street
                                                 New York, NY 10013-2396

State Street Global Advisors                     1 Lincoln Street
                                                 Boston, MA  02111-2900

SG Americas Securities LLC                       1221 Avenue of the Americas
                                                 New York, NY  10020-1001

Morgan Stanley & Co., Inc.                       1585 Broadway
                                                 New York, NY  10036-8200

Munder Capital Management                        480 Pierce Street
                                                 Birmingham, MI  48009-6063

Merrill Lynch, Pierce, Fenner & Smith, Inc.      4 World Financial Center
                                                 250 Vesey Street
                                                 New York, NY  10080-0001

Morgan Asset Management, Inc.                    417 North 20th Street
                                                 Suite 1500
                                                 Birmingham, AL  35203-3203

ING Investment Management Co.                    230 Park Avenue
                                                 13th Floor
                                                 New York, NY  10169-0011

                                      A-3

                   Name                                            Address
-------------------------------------------      -------------------------------------------

Wells Fargo Bank N.A.                            420 Montgomery Street
                                                 5th Floor
                                                 San Francisco, CA  94104-1205

Edge Asset Management, Inc.                      1201 Third Avenue
                                                 8th Floor
                                                 Seattle, WA  98101-3029

Bear Steams & Co., Inc.                          383 Madison Avenue
                                                 28th Floor
                                                 New York, NY  10179-0001

Goldman Sachs & Co.                              1 New York Plaza
                                                 New York, NY  10004-1901

Credit Suisse (US)                               11 Madison Avenue
                                                 6th Floor
                                                 New York,  NY 10010-3646

Vontobel Asset Management, Inc.                  450 Park Avenue
                                                 7th Floor
                                                 New York, NY  10022-2663

Columbia Management Advisors, Inc.               100 Federal Street
                                                 21st Floor
                                                 Boston, MA  02110-1898

Van Kampen Asset Management                      2800 Post Oak Boulevard
                                                 Houston, TX  77056-6198

Ingalls & Snyder Asset Management                61 Broadway
                                                 31st Floor
                                                 New York, NY  10006-2802

Acadian Asset Management, Inc.                   1 Post Office Square
                                                 20th Floor
                                                 Boston, MA  02109-2106

UBS Global Asset Management                      1 North Wacker Drive
                                                 Chicago, IL  60606-2807

Claymore Advisors LLC                            2455 Corporate West Drive
                                                 Lisle, IL  60532-3622

                                      A-4

                   Name                                            Address
-------------------------------------------      -------------------------------------------

Blackrock Advisors, Inc.                         800 Scudders Mill Road
                                                 Plainsboro, NJ  08536

FAF Advisors                                     601 Second Avenue South
                                                 16th Floor
                                                 Minneapolis, MN  55402-4302

Hancock Bank Of Mississippi                      2510 14th Street
                                                 Gulfport, MS  39502-1947

PNC Bank NA                                      398 North Main Street
                                                 Doylestown, PA  18901-3447

Riversource Investments LLC                      707 Second Avenue South
                                                 17th Floor
                                                 Minneapolis, MN 55402-2405

Wells Fargo Investments LLC                      999 Third Avenue
                                                 Suite 4300
                                                 Seattle, WA  98104-4019

Clearbridge Advisors                             620 Eighth Avenue
                                                 48th Floor
                                                 New York, NY  10018-1618

Fifth Third Asset Management, Inc.               38 Fountain Square Plaza
                                                 Cincinnati, OH  45263-3191

Harris Investment Management, Inc.               190 South LaSalle Street
                                                 4th Floor
                                                 Chicago, IL  60603-3410

Ferris, Baker Watts, Inc.                        435 Brannan Street
                                                 Suite 205
                                                 San Francisco, CA  94107-1743

JPMorgan Chase Bank NA

RBC Capital Markets (US)

                                      A-5

                                    EXHIBIT B
                                       to
                   Letter Agreement, dated as of May 20, 2008
                    (the "Letter Agreement"), by and between
                           Imperial Tobacco Group PLC
                                       and
                                 Citibank, N.A.
                              _____________________

                         Investor Representation Letter

                              _____________________

                                    Exh. B-1

                                INVESTMENT LETTER
                           Imperial Tobacco Group PLC

                                                          _____________ __, 2008

Please facsimile (and then send the original of) this INVESTMENT LETTER to one of the following facsimile numbers and addresses:

Facsimile:  John Stocks at ABN AMRO Incorporated on +1 212 409 7269
or
            Carlos Lopes at Morgan Stanley on +1 212 404 9577
or
            ECM Syndicate Desk at Citigroup Global Markets Inc. on +1 212 723 8831
or
            Sheree Downey at Lehman Brothers Inc., c/o Lehman Brothers
International (Europe) on +44 (0)20 7067 8446 and Duncan Smith at Lehman
Brothers Inc., c/o Lehman Brothers International (Europe) on +44 (0)20 7067 8200

Imperial Tobacco Group PLC
c/o      John Stocks
         Director, Corporate Broker & US ECM
         ABN AMRO Incorporated
         55 East 52nd Street
         New York, New York 10055
or
         Carlos Lopes
         Equity Syndicate Operations
         Morgan Stanley
         1 New York Plaza
         New York, New York 10004
or
         ECM Syndicate Desk
         Citigroup Global Markets Inc.
         388 Greenwich Street
         New York, New York 10028
or
         Sheree Downey
         Lehman Brothers Inc.
         c/o Lehman Brothers International (Europe)
         25 Bank Street
         London E14 5LE
and
         Duncan Smith
         Lehman Brothers Inc.
         c/o Lehman Brothers International (Europe)
         25 Bank Street
         London E14 5LE
and

                                    Exh. B-2

Citibank, N.A.
c/o Computershare
Citibank Team - 3rd Floor
Attn:  Jane Valdez
525 Washington Blvd.
Jersey City, New Jersey 07310

Ladies and Gentlemen:

In connection with our intention to subscribe for new ordinary shares of 10 pence each (the "Ordinary Shares", which term, to the extent applicable, shall be deemed include Restricted ADSs (as defined below)) in the capital of Imperial
Tobacco Group PLC (the "Company") whether (A) by exercising (or causing the
Depositary (as defined below) to exercise) pre-emptive rights (the "Rights", which term shall be deemed to include any entitlements represented by provisional allotment letters ("PALs") as well as nil-paid rights and fully-paid rights) issued in the rights offering (the "Rights Offering") and attributed to us or (B) by purchasing new Ordinary Shares in the subsequent placement (the
"Placement" and, together with the Rights Offering, the "Offerings") of any new
Ordinary Shares that were not subscribed for in the Rights Offering, and for the express benefit of the Company, the underwriters to the Offerings and Citibank,
N.A., as depositary (the "Depositary") under the Amended and Restated Deposit
Agreement, dated as of November 2, 1998 (the "Amended and Restated Deposit
Agreement"), among the Company, the Depositary and all holders and beneficial owners of American Depositary Shares evidenced by American Depositary Receipts issued thereunder, as supplemented by that certain Uncertificated ADS Side
Letter dated as of September 21, 2007 (the "Uncertificated ADS Side Letter") and
that certain Restricted Side Letter, dated as of May 20, 2008 (the "Restricted
Side Letter" and together with the Amended and Restated Deposit Agreement and the Uncertificated ADS Side Letter, the "Deposit Agreement") and with the intention that the Company, the underwriters to the Offerings and the Depositary rely hereon, we represent, warrant agree and confirm that:

(a)   we understand and acknowledge that the Rights and new Ordinary Shares are being offered in a transaction not involving any public offering in the
      United States within the meaning of the United States Securities Act of
      1933, as amended (the "Securities Act"), and that the Rights and the new
      Ordinary Shares have not been and will not be registered under the
      Securities Act or any state securities laws.

(b)   we are (a) both an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and a
      "qualified institutional buyer" as defined in Rule 144A under the
      Securities Act (a "Qualifying Investor") and (b) aware that any offer or sale of the Rights and/or the new Ordinary Shares to us pursuant to the
      Offerings will be made by way of a private placement in reliance on an exemption from registration under the Securities Act;

(c)   in the normal course of our business, we invest in or purchase securities similar to the Rights and the new Ordinary Shares and (a) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Rights and/or new Ordinary Shares, (b) we are able to bear the economic risk of an investment in the Rights and/or the new Ordinary Shares for an
      indefinite period and (c) we have concluded on the basis of information available to us that we are able to bear the risks associated with such investment;

                                    Exh. B-3

(d)   we are purchasing the Rights and/or the new Ordinary Shares in the
      Offerings (a) for our own account or for the account of one or more other
      Qualifying Investors for which we are acting as duly authorized fiduciary or agent or (b) for a discretionary account or accounts as to which we have complete investment discretion and the authority to make these representations, in either case, for investment purposes and not with a view to distribution within the meaning of the Securities Act;

(e)   we have received and read a copy of the Prospectus relating to the
      Offerings, including the documents and information incorporated by reference or deemed included therein, have had the opportunity to ask questions of representatives of the Company concerning the Company, the
      Offerings, the Rights and the new Ordinary Shares, and have made our own investment decision to acquire the Rights and/or the new Ordinary Shares in the Offerings on the basis of our own independent investigation and appraisal of the business, financial condition, prospects, creditworthiness, status and affairs of the Company, the Offerings, the
      Rights and the new Ordinary Shares;

(f)   we acknowledge and agree that we have held and will hold the Prospectus and any PAL in confidence, it being understood that this Prospectus and any PAL that we have received or will receive are solely for our use and that we have not duplicated, distributed, forwarded, transferred or otherwise transmitted this Prospectus, any PAL or any other presentational or other materials concerning the Offerings (including electronic copies thereof) to any persons within the United States, and acknowledge and agree that such materials shall not be duplicated, distributed, forwarded, transferred or otherwise transmitted by it. We have made our own assessment concerning the relevant tax, legal and other economic considerations relevant to an investment in the Rights and new Ordinary
      Shares.

(g)   we acknowledge and agree that we have not acquired the Rights and/or the new Ordinary Shares in the Offerings as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(h)   we acknowledge and agree that the Rights and the new Ordinary Shares may not be reoffered, sold, pledged or otherwise transferred, and that we will not directly or indirectly reoffer, sell, pledge or otherwise transfer the
      Rights or the new Ordinary Shares, except (a) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act or
      (b) with respect to the new Ordinary Shares only, pursuant to Rule 144 (if available) upon delivery of an opinion of counsel reasonably satisfactory to the Company (unless the delivery of such opinion is waived by the
      Company); and that in each case, such offer, sale pledge or transfer must, and will, be made in accordance with any applicable securities laws of any state or other jurisdiction of the United States;

                                    Exh. B-4

(i)   we understand and acknowledge that no representation has been, or will be, made by the Company or the underwriters to the Offerings as to the availability of Rule 144 under the Securities Act or any other exemption under the Securities Act or any state securities laws for the reoffer, pledge or transfer of the new Ordinary Shares;

(j)   we understand that Rights and the new Ordinary Shares are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and that, for so long as they remain "restricted securities", the new
      Ordinary Shares may not be deposited into any unrestricted depositary facility established or maintained by a depositary bank, including the current unrestricted American Depositary Receipt facility maintained by the Depositary;

(k)   if we were provided a PAL, we understand and acknowledge that the PALs have not been and will not be registered under the Securities Act and we will not sell or otherwise transfer a PAL in the United States and will only sell or otherwise transfer or renounce a PAL in an offshore transaction in accordance with Rule 904 of Regulation S under the
      Securities Act;

(l)   to the extent we have received or do receive a PAL, we understand and acknowledge that it shall bear a legend substantially in the form below:

      "THIS PROVISIONAL ALLOTMENT LETTER AND THE NEW ORDINARY SHARES OF IMPERIAL
      TOBACCO GROUP PLC (THE "COMPANY") TO WHICH IT RELATES HAVE NOT BEEN AND
      WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS
      AMENDED, OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE
      UNITED STATES. NEITHER THE NEW ORDINARY SHARES NOR THE PROVISIONAL
      ALLOTMENT LETTERS MAY, SUBJECT TO CERTAIN EXCEPTIONS, BE OFFERED, SOLD,
      TAKEN UP OR DELIVERED, DIRECTLY OR INDIRECTLY, INTO OR WITHIN THE UNITED
      STATES OR ITS TERRITORIES OR POSSESSIONS."

(m)   we understand and acknowledge that upon the initial issuance thereof, and until such time as the same is no longer required under the Securities Act or applicable state securities laws, the certificates representing the new
      Ordinary Shares (other than Restricted ADSs which shall bear a similar legend) (to the extent such new Ordinary Shares are in certificated form), and all certificates issued in exchange therefore or in substitution thereof, shall bear a legend substantially in the form below:

(n)   "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES
      SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER
      APPLICABLE SECURITIES LAW. BY ITS ACCEPTANCE OF THESE SECURITIES THE
      PURCHASER REPRESENTS THAT IT IS BOTH AN INSTITUTIONAL ACCREDITED INVESTOR
      WITHIN THE MEANING OF RULE 501 (a)(1), (2), (3) or (7) OF THE SECURITIES
      ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") AND A QUALIFIED INSTITUTIONAL
      BUYER ("QIB") AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND THAT IT

                                    Exh. B-5

      IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF OTHER
      PURCHASERS WHO ARE BOTH INSTITUTIONAL ACCREDITED INVESTORS AND QIBs AND
      AGREES (A) THAT THE SECURITIES ARE NOT BEING ACQUIRED WITH A VIEW TO
      DISTRIBUTION AND ANY RESALE OF SUCH SECURITIES WILL BE MADE ONLY IN AN
      OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S OR
      PURSUANT TO RULE 144 (IF AVAILABLE) UPON DELIVERY OF AN OPINION OF US
      COUNSEL REASONABLY SATISFACTORY TO THE COMPANY (UNLESS THE DELIVERY OF
      SUCH OPINION IS WAIVED BY THE COMPANY) TO THE EFFECT THAT THE RESALE IS
      EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (B)
      THAT SO LONG AS THE SHARES ARE "RESTRICTED SECURITIES" WITHIN THE MEANING
      OF RULE 144(A)(3) OF THE SECURITIES ACT, THEY MAY NOT BE DEPOSITED INTO
      ANY UNRESTRICTED DEPOSITARY RECEIPT FACILITY.

      A RESALE IN ACCORDANCE WITH RULE 904 OF THE SECURITIES ACT MAY INCLUDE A
      TRANSACTION WHERE NO DIRECTED SELLING EFFORTS ARE MADE IN THE UNITED
      STATES, THE OFFER IS NOT MADE TO A PERSON IN THE UNITED STATES AND EITHER
      (A) AT THE TIME THE BUY ORDER IS ORIGINATED, THE BUYER IS OUTSIDE THE
      UNITED STATES, OR THE SELLER AND ANY PERSON ACTING ON ITS BEHALF
      REASONABLY BELIEVE THAT THE BUYER IS OUTSIDE THE UNITED STATES, OR (B) THE
      TRANSACTION IS EXECUTED IN, OR THROUGH THE FACILITIES OF THE LONDON STOCK
      EXCHANGE AND NEITHER THE SELLER NOR ANY PERSON ACTING ON ITS BEHALF KNOWS
      THAT THE TRANSACTION HAS BEEN PRE-ARRANGED WITH A BUYER IN THE UNITED
      STATES";

(o)   we understand and acknowledge that the Company may make notation on its records or give instructions to the registrar and any transfer agent of the Rights or the new Ordinary Shares and to the Depositary under its
      American Depositary Receipt facility in order to implement the restrictions on transfer set forth and described herein;

(p)   none of the underwriters to the Offering, their affiliates, or persons acting on its or their behalf have made any representation to us, express or implied, with respect to the Company, the Offerings, the Rights or the new Ordinary Shares, or the accuracy, completeness or adequacy of such financial and other information concerning the Company, the Offerings, the
      Rights and the new Ordinary Shares;

(q)   we understand that the Prospectus relating to the Offerings has been prepared in accordance with UK format and style, which differs from US format and style. In particular, but without limitation, the financial information contained In the Prospectus has been prepared in accordance with UK generally accepted accounting principles or International
      Financial Reporting Standards, and thus may not be comparable to financial statements of US companies prepared in accordance with US generally accepted accounting principles; and

                                    Exh. B-6

(r)   to the extent we receive new Ordinary Shares represented by American
      Depositary Shares in the Offerings ("Restricted ADSs"), (i) we understand that the Restricted ADSs to be delivered to us will be issued under the terms of the Deposit Agreement, (ii) we agree to be bound by the terms of the Deposit Agreement and by the terms of the legend set forth therein;
      and (iii) we understand and agree that the Restricted ADSs issued to us are not identical to or fungible with the ADSs issued under the terms of the Deposit Agreement and as such, they may not, so long as such
      Restricted ADSs are issued pursuant to the Deposit Agreement, be entitled to all the rights and benefits of holders of ADSs under the Deposit
      Agreement that are not Restricted ADSs.

      We understand that the foregoing representations, warranties, agreements and acknowledgements are required in connection with US and other securities laws and that you and your respective affiliates, the underwriters of the Offerings and their respective affiliates, and the
      Depositary are entitled to rely on this letter and on the accuracy of the representations, warranties, agreements and acknowledgements contained herein, and you and your respective affiliates, the underwriters, and the
      Depositary are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

      This letter shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any contrary result otherwise required by applicable conflict or choice of law rules.

Very truly yours,

By Institution:            ______________________________
Signature:                 ______________________________
                           Name(s):
                           Title(s):

Institution's Address:     ______________________________
                           ______________________________
                           ______________________________
                           ______________________________
                           ______________________________

Daytime Telephone Number   ______________________________
(including area code):

                                    Exh. B-7

--------------------------------------------------------------------------------
     (Please note that this INVESTMENT LETTER does not represent an order to subscribe for Ordinary Shares of the Company by exercising your Rights.)

(To subscribe for new Ordinary Shares by exercising your Rights, please contact your custodian.)
--------------------------------------------------------------------------------

                                    Exh. B-8

                                    EXHIBIT C
                                       to
                   Letter Agreement, dated as of May 20, 2008
                    (the "Letter Agreement"), by and between
                           Imperial Tobacco Group PLC
                                       and
                                 Citibank, N.A.
                              _____________________

                               Instruction Letter

                              _____________________

                                    Exh. C-1

                                                                   May ___, 2008

Citibank, N.A.
388 Greenwich Street
New York, New York  10013
Attention:  Depositary Receipt Department

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Deposit Agreement, dated as of November 2, 1998 (the "Original Deposit Agreement"), by and among
Imperial Tobacco Group PLC, a public limited company incorporated under the laws of England (the "Company"), Citibank, N.A., a national banking association organization under the laws of the United States of America, as Depositary (the
"Depositary"), and the Holders and Beneficial Owners of American Depositary
Shares ("Unrestricted ADSs") evidenced by American Depositary Receipts
("Unrestricted ADRs") issued thereunder, as supplemented by that certain
Uncertificated ADS Side Letter (the "Uncertificated ADS Side Letter"), dated
September 21, 2007, by and between the Company and the Depositary and that certain Restricted Side Letter, dated as of May 20, 2008, by and between the
Company and the Depositary (the "Side Letter" and together with the Original
Deposit Agreement and the Uncertificated ADS Side Letter, the "Deposit
Agreement"). Capitalized terms used herein without definition shall have the meaning assigned thereto in the Deposit Agreement.

As previously communicated to you, we propose a rights offering (the "Rights
Offering") of up to 338,741,960 ordinary shares with a par value of 10 pence per share (the "Shares"). Holders of existing shares (the "Existing Shares") of the
Company will be allocated rights ("Rights") to purchase one Share ("New Shares")
for every two Existing Shares held at the close of business (London Time) on May
20, 2008 (the "Record Date") at a price of 1475 pence each (the "Subscription
Price").

The New Shares, Restricted ADSs (as hereinafter defined) and the Rights allocated to holders of Existing Shares and Unrestricted ADSs of the Company
have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or under the securities laws of any state of the
United States. Accordingly, the New Shares, the Restricted ADSs and the Rights
may generally not be offered, sold, resold, delivered or transferred directly or indirectly to US persons or in or into the United States. We will be making offers of Rights and New Shares to a limited number of our holders of
Unrestricted ADSs in the U.S. provided they are persons whom we reasonably believe are both "qualified institutional buyers" as defined in Rule 144A under the Securities Act and institutional "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act ("Qualifying
Investors") in a private placement (the "Private Placement"). Those Qualifying
Investors who are holders of Unrestricted ADSs and are offered the opportunity to participate in the Rights Offering will be allowed to subscribe for one
Restricted ADS for every two ADSs they hold as of May 23, 2008.

                                    Exh. C-2

In connection with the Rights Offering, you are hereby instructed to take the following actions:

1. You shall not mention the Private Placement to holders of Unrestricted ADSs
("ADS Holders") or distribute any announcement or other materials received by you or the Custodian describing the Rights Offering to ADS Holders except (i) as instructed herein or otherwise instructed in writing by us or (ii) notifications of record date, payable date, etc. in accordance with industry standard for ADSs listed on the NYSE and for transactions of the type described herein.

2. Set forth on Schedule I attached hereto is a list of (i) ADS Holders who are
Qualifying Investors (each, an "Eligible ADS Participant") to whom we desire to offer the opportunity to participate in the Rights Offering and receive the New
Shares deliverable upon exercises of the Rights in the form of restricted
American Depositary Shares ("Restricted ADSs") and (ii) the number of ADSs believed by us to be held by the Eligible ADS Participant.

3. On the basis of the number of ADSs believed to be held by the Eligible ADS
Participants (on the basis of the information provided by us to you as contemplated in paragraph 2 above), you shall compute the number of ADSs held by
ADS Holders who are not "Eligible ADS Participants" and the number of Rights allocated in respect of such holders. On or about May 28, 2008, you shall instruct the Custodian to use commercially reasonable efforts to sell such
Rights on the London Stock Exchange. The proceeds of such sale or sales shall be included in the "Proceeds" provided for in Paragraph 8 below.

4. We will provide to each Eligible ADS Participant (a) an ADS Transmittal
Letter (the "ADS Transmittal Letter") substantially in the form attached hereto as Exhibit A, (b) a form of instruction from the Eligible ADS Participant (the
"Holder Instruction") attached as Annex A to the ADS Transmittal Letter, (c) a form of Investor Letter of Representation (the "Investor Letter of
Representation") attached as Annex B to the ADS Transmittal Letter, (d) a Form
W-9 (the "Form W-9") and Guidelines for Certification of Taxpayer Identification
Number of Form W-9 attached as Annex C to the ADS Transmittal Letter and (e) a
DTC Participant Instruction Form (the "DTC Participant Instruction Form")
attached as Annex D to the ADS Transmittal Letter (items (a) through (e)
collectively the "ADS Supplemental Materials"). Prior to delivering any instruction to the Custodian for the exercise of any Rights on behalf of an
Eligible ADS Participant, you shall have received from such Eligible ADS
Participant (i) the Investor Letter of Representation certifying the matters stated therein for the relevant accounts of such Eligible ADS Participant, (ii)
the Holder Instruction, (iii) the Form W-9, (iv) the DTC Participant Instruction
Form and (v) the Total Payment Due (as defined below). You shall in turn provide such documents to the Custodian to allow for the valid exercise of the Rights of such Eligible ADS Participant in accordance with the terms of the Rights
Offering.

5. As described in the Holder Instruction, you shall assist each Eligible ADS
Participant in the calculation of the total payment due (the "Total Payment
Due") from the Eligible ADS Participant, which shall comprise payment in US dollars of (a) the U.S. dollar equivalent of the Subscription Price indicated in the ADS Transmittal Letter per New Share that such Eligible ADS Participant instructs you to subscribe for on its behalf, (b) 5% of the U.S. dollar equivalent of the Subscription Price per New Share (the "Currency Adjustment
Amount") that such Eligible ADS Participant instructs you to subscribe for on its behalf to provide for any possible exchange rate fluctuation, which amount will be refunded to such Eligible ADS Participant if it exceeds the actual exchange rate fluctuation, if any, (c) your non-refundable administrative fee of

                                    Exh. C-3

US$.03 per Restricted ADS to be issued and (d) 1.5% of the US equivalent of the
Subscription Price per New Share to provide for the U.K. stamp duty reserve tax charge. In the event the Currency Adjustment Amount is insufficient to cover the costs of purchasing the relevant amount of pounds sterling in the market on the date you purchase pounds sterling, you will request from such Eligible ADS
Participant and such Eligible ADS Participant must provide a payment of additional amount necessary to purchase pounds sterling at the prevailing exchange rate. The final itemized calculation of the Total Payment Due shall be set forth in the Eligible ADS Participant's Holder Instruction.

6. If at any time on or prior to 3:00 p.m. on June 4, 2008 (the "ADS Rights
Expiration Date"), the Depositary receives (a) an executed Holder Instruction,
(b) an executed Investor Letter of Representation, (c) a completed Form W-9 for the exercising Eligible ADS Participant, (d) payment of the Total Payment Due agreed upon between you and the exercising Eligible ADS Participant and set forth in Annex A to the Holder Instruction, and (e) the DTC Participant
Instruction Form, then you shall exercise Rights through the Custodian in an amount equal to that specified in the Holder Instruction. If exercise of the
Rights specified in a Holder Instruction would result in the issuance of a fractional Restricted ADS, you shall sell, in accordance with Paragraph 9 below, the portion of Rights specified in such Holder Instruction which corresponds to the fractional Restricted ADS, and exercise the remaining number of Rights specified in such Holder Instruction so that only whole numbers of Restricted
ADSs are issued.

7. You shall request the Custodian to cause the Rights allocated in respect of the Existing Shares for the benefit of any Eligible ADSs Participant to be segregated from the other Rights. You shall notify the Custodian that the Rights that are exercised are being exercised on behalf of Eligible ADS Participants and shall provide the Custodian with an instruction to exercise the relevant number of Rights for which you have received proper instructions and the Total
Payment Due as of the ADS Rights Expiration Date.

8. You shall cause the Unrestricted ADSs with respect to which an Eligible ADS
Participant has provided the necessary documentation and the Total Amount Due prior to the ADS Expiration Date to be segregated by DTC under a separate
"contra" CUSIP number which is 453991663.

9. On or about the ADS Rights Expiration Date, you shall instruct the Custodian to (a) exercise the aggregate number of Rights for which Holder Instructions and the Total Payment Due have been received from Eligible ADS Participants and (b)
to use commercially reasonable efforts to sell on the London Stock Exchange the remaining Rights held by it as the Custodian. Any proceeds from such sales shall be combined with proceeds from sale of Rights on behalf of ADS Holders who were ineligible to participants in the Rights Offering (as realized in paragraph 3 above). You shall distribute on a pro rata basis all the proceeds from the sale of Rights pursuant to paragraphs 3, 6 and 9, if any, to ADS Holders other than those on whose behalf Rights have been exercised in accordance with the Deposit
Agreement.

10. After delivery of the cash proceeds from the sale of the Rights to Eligible
ADS Participants who did not exercise their Rights and ADS Holders who were not eligible to participate in the Rights Offering, you will cause DTC to transfer the segregated Unrestricted ADSs of the participating Eligible ADS Participants to the base CUSIP number for the Unrestricted ADS.

                                    Exh. C-4

11. From the date Restricted ADSs are issued to persons who exercise Rights, which is anticipated to be June 12, 2008, until 40 days thereafter you shall not permit (a) the deposit of any Shares pursuant to the Deposit Agreement or (b)
the pre-release of any ADSs on the basis of Shares, without first, in either case, receiving from the depositor or the recipient, as the case may be, an executed certificate substantially in the form attached as Exhibit B.

12. Upon confirmation from the Custodian of receipt of New Shares in a segregated "restricted" account, you shall issue Restricted ADSs under the Side
Letter to the participating Eligible ADS Participants as indicated in such
Holder Instructions.

13. Information about us, including press releases, is generally available on our website at www.imperial-tobacco.com and we file reports and other information with the Securities and Exchange Commission. Those reports and other information concerning us can be read and copied at the SEC's Public Reference
Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or on the SEC website at
www.sec.gov. To the extent that any ADS Holder requests additional information about the Rights Offering, you are hereby instructed to direct them to contact
David Watkins at Hoare Govett Limited, 250 Bishopsgate, London EC2M 4AA, United
Kingdom or at telephone number +44 207 678 1853.

14. We shall cause our U.S. counsel to deliver to you at the time of the launch of the Rights Offering, which is expected to occur on or about May 20, 2008, an opinion of such counsel that no registration of the Rights or the Shares issued in respect thereof is required under the US Securities Act of 1933, as amended
(which opinion is subject to various assumptions and qualifications as noted
therein, and does not include whether registration under the Securities Act is required for any subsequent offer or resale of the New Shares or Rights).

We acknowledge and agree that the indemnities provided in Section 5.08 of the
Deposit Agreement shall apply to any acts performed or omitted by you, the
Custodian and any of your or our respective directors, employees, agents and
Affiliates pursuant to the (a) instructions provided in this letter of instructions or (b) the Rights Offering generally, including without limitation, any and all liability or expenses which may arise out of the payment of stamp duty and any other taxes payable in connection with the Rights Offering.

The Company understands and agrees to pay Citibank for its services as rights'
agent a fee of $10,000 plus reasonable out-of-pocket expenses. The $10,000 fee will be reduced by such amount which Eligible ADS Participants pay in administration fees in connection with taking up their rights in the form of
Restricted ADSs.

                                    Exh. C-5

This letter of instruction shall be governed by and construed in accordance with the laws of the State of New York.

Kind regards,

IMPERIAL TOBACCO GROUP PLC

By:
    --------------------------
    Name:  Robert Dyrbus
    Title: Finance Director

                                    Exh. C-6

                                   Schedule I

Eligible ADS Participant                                          Number of ADSs
------------------------                                          --------------

Barrow, Hanley, Mewhinney & Strauss, Inc.                           22,712,610

Lazard Asset Management LLC                                          1,033,429

Dreman Value Management LLC                                            918,595

Deutsche Investment Management Americas, Inc.                          711,040

USAA Investment Management Corp.                                       187,701

Renaissance Technologies Corp.                                         182,200

Jane Street Capital LLC                                                159,603

Fidelity Management And Research                                       147,773

American Beacon Balanced Fund                                          121,900

USAA Value Fund                                                        119,300

USAA Growth And Income Fund                                             76,700

Mutuals Advisors, Inc                                                   72,000

UBS Securities LLC                                                      54,705

Parametric Portfolio Associates                                         54,172

Northern Trust Investments                                              53,907

New York State Teachers Retirement System                               37,500

Kayne Anderson Rudnick Investment Management LLC                        31,160

Wright Investors Service, Inc.                                          25,385

Citigroup Global Markets (United States)                                19,850

State Street Global Advisors                                            12,138

SG Americas Securities LLC                                              11,683

Morgan Stanley & Co., Inc.                                              11,384

Munder Capital Management                                               11,300

                                    Exh. C-7

Eligible ADS Participant                                          Number of ADSs
------------------------                                          --------------

Merrill Lynch, Pierce, Fenner & Smith, Inc.                             11,157

Morgan Asset Management, Inc.                                            9,912

ING Investment Management Co.                                            8,101

Wells Fargo Bank N.A.                                                    7,947

Edge Asset Management, Inc.                                              5,600

Bear Stearns & Co., Inc.                                                 4,682

Goldman Sachs & Co.                                                      4,572

Credit Suisse (US)                                                       4,057

Vontobel Asset Management, Inc.                                          3,160

Columbia Management Advisors, Inc.                                       2,838

Van Kampen Asset Management                                              2,683

Ingalls & Snyder Asset Management                                        2,483

Acadian Asset Management, Inc.                                           2,480

UBS Global Asset Management                                              2,184

Claymore Advisors LLC                                                    2,048

Blackrock Advisors, Inc.                                                 1,643

FAF Advisors                                                             1,085

Hancock Bank Of Mississippi                                              1,011

PNC Bank NA                                                                902

Riversource Investments LLC                                                770

Wells Fargo Investments LLC                                                745

Clearbridge Advisors                                                       516

Fifth Third Asset Management, Inc.                                         313

Harris Investment Management, Inc.                                         218

                                    Exh. C-8

Eligible ADS Participant                                          Number of ADSs
------------------------                                          --------------

Ferris, Baker Watts, Inc.                                                  189

JPMorgan Chase Bank NA                                                     100

RBC Capital Markets (US)                                                    84

                                    Exh. C-9

                                    Exhibit A

                             ADR Transmittal Letter

                                   Exh. C-10

                           Imperial Tobacco Group PLC
                            P.O. Box 244, Upton Road
                                Bristol B599 #7UJ
                                     England

                                                                    May 23, 2008

To Whom It May Concern:

Enclosed are the following documents relating to the one (1) for two (2) rights offering (the "Rights Offering") of up to 338,741,960 ordinary shares, nominal value 10 pence per share (the "Shares"), of Imperial Tobacco Group PLC (the
"Company"):

(a)   an ADS Holder Instruction Form (Annex A);

(b)   an Investor Letter of Representation (Annex B);

(c)   a Form W-9 and Guidelines for Certification of Taxpayer Identification
      Number on Substitute Form W-9 (Annex C); and

(d)   a DTC Participant Instruction Form (Annex D).

We are sending you these documents because the Company reasonably believes that you (A) were as of the date hereof a holder of American Depositary Shares
("ADSs") evidenced by American Depositary Receipts ("ADRs") issued under the
Amended and Restated Deposit Agreement, dated as of November 2, 1998, by and among the Company, Citibank, N.A. ("Citibank") and all Holders and Beneficial
Owners from time to time of ADSs evidenced by ADRs issued thereunder (the
"Amended and Restated Deposit Agreement") as supplemented by that certain
Uncertificated ADS Side Letter, dated as of September 21, 2007 (the
"Uncertificated ADS Side Letter"), by and between the Company and Citibank and the Restricted Side Letter, dated as of May __, 2008, by and between the Company and Citibank (the "Restricted Side Letter" and, collectively with the Amended and Restated Deposit Agreement and the Uncertificated ADS Side Letter, the
"Deposit Agreement") AND (B) are as of the date hereof both an institutional
"accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7)
under the Securities Act of 1933, as amended (the "Securities Act"), and a
"qualified institutional buyer" ("QIB") within the meaning of Rule 144A under the Securities Act (a "Qualifying Investor").

Holders of existing Shares (the "Existing Shares") of the Company have been allocated rights ("Rights") to purchase one (1) Share ("New Shares") for every two (2) Existing Shares owned at a price of 1475 pence per New Share or U.S.$
28.72 per New Share (based on the U.S. dollar - U.K. pound sterling exchange rate(1) on May 19, 2008 of US$ 1.9472 per (pound) 1.00) (the "Subscription
Price").

                                   Exh. C-11

As a Qualifying Investor holding ADSs, you are being given the opportunity to exercise the Rights allocated to the Existing Shares represented by your ADSs, subject, however, to the terms set forth in this letter and the Prospectus, dated May 20, 2008 (collectively, the "Prospectus"). For every two ADSs a
Qualifying Investor holds as of May 23, 2008 (the "Rights Record Date"), such
Qualifying Investor will be allowed to subscribe for two (2) New Shares evidenced by one (1) Restricted ADS (as defined below). If you wish to exercise the Rights allocated to the Existing Shares represented by your ADSs, you must pay the Subscription Price in U.S. dollars. In addition, you must pay a currency adjustment amount (subject to refund depending on currency fluctuations), an administrative fee and all applicable stamp duty reserve or other applicable taxes all as described herein.

This letter describes and summarizes your rights as a Qualifying Investor holding ADSs to exercise the Rights allocated to the Existing Shares represented by your ADSs and to subscribe for New Shares evidenced by Restricted ADSs (as defined below). This letter must be read in conjunction with the Prospectus. If you have not previously received a copy of the Prospectus, please contact David
Watkins of Hoare Govett Limited at +44 207 678 1853.

You should note that, as a Qualifying Investor interested in exercising your
Rights and subscribing for New Shares in the Rights Offering, your investment in the United States must be made on a private placement basis. In order to pursue this matter further, you must sign and return the enclosed Investor Letter of
Representations.

None of the New Shares, the Restricted ADSs representing such New Shares or the
Rights have been or will be registered under the Securities Act, or under the securities laws of any state of the United States. Accordingly, subject to certain exceptions, the New Shares, the Restricted ADSs representing such New
Shares and the Rights may not be offered, sold, resold, delivered or transferred, directly or indirectly, in or into the United States or for the account or benefit of a U.S. Person within the meaning of Regulation S under the
Securities Act.

The New Shares and the Restricted ADSs representing the New Shares subscribed for in the Rights Offering and offered in the United States will be "restricted securities" as defined in Rule 144(a)(3) under the Securities Act. Accordingly, such New Shares will not be accepted for deposit into the existing unrestricted
ADR facility established under the Deposit Agreement nor any other depositary receipt facility established or maintained by a depositary bank under which freely transferable ADSs are issued. The Restricted ADSs issued in the Rights
Offering will not be identical to or fungible with the ADSs issued under the
Deposit Agreement that are not Restricted ADSs.

----------
(1)   The exchange rate is the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the
      Federal Reserve Bank of New York, expressed in U.S. Dollars per
      (pound)1.00.

                                   Exh. C-12

1.    Timetable

The following timetable will apply to your participation in the Rights Offering.
All times referred to in this timetable are New York City times.

May 23, 2008     ADS Record Date

3:00 pm on       ADS Expiration Date (latest time for delivery of instruction and payment)
June 4, 2008

June 12, 1008    Date New Shares credited to CREST stock accounts

June 18, 2008    Date of despatch of definitive share certificates for New Shares

Promptly after   Issuance Date for Restricted ADSs
June 13, 2008

2.    ADS Record Date

The record date for determining those Qualifying Investors who are eligible, subject to applicable U.S. securities laws, to participate in the Rights
Offering is May 23, 2008.

3.    Method of Subscription and Payment

As a Qualifying Investor, you can exercise any or all of the Rights to which you are entitled by:

(a)   Delivering a duly completed and executed ADS Holder Instruction Form to
      Citibank, indicating, among other things, the total number of Restricted
      ADSs you wish to subscribe upon exercise of your Rights;

(b)   Arranging for payment to Citibank for the Total Payment Due (as defined below);

(c)   Delivering a duly completed and executed Investor Letter of
      Representations to Citibank, with a copy to one of the addresses set forth on the last page of this letter;

(d)   Delivering a duly completed and executed Substitute Form W-9 to
      Citibank(1); and

(e)   Arranging for the delivery of a duly completed and executed DTC
      Participant Instruction Form(2).

----------
(1)   If you are unable, for any reason, to provide a duly completed and executed Substitute Form W-9, you should contact Jane Valdez at
      Computershare at 201-222-4133 to determine whether any applicable additional documentation is required.

(2)   If you are a registered holder of ADSs holding your ADS outside of DTC delivery of the DTC Participant Instruction Form is not required.

                                   Exh. C-13

If you hold your ADSs in more than one account or through more than one DTC participant or custodian bank, you may deliver a single ADS Holder Instruction
Form to Citibank to provide instructions for your aggregate Rights entitlements, but you will be required to provide Citibank with the following information with respect to each account:

(a)   the DTC participant name (the "DTC Participant");

(b)   the DTC Participant number;

(c)   a contact at the DTC Participant, with contact details; and

(d)   such other information relating to any intervening custodians between the
      DTC Participant and the Qualifying Investor to enable Citibank to identify the holdings of such Qualifying Investor.

In order to segregate ADSs held in book-entry form through DTC with respect to which a Qualifying Investor has elected to exercise Rights for Restricted ADSs from the ADSs of holders who have not elected to exercise, or do not qualify for, such option and are therefore entitled to receive a pro rata share of any proceeds from any sale of unexercised Rights, The Depository Trust Company
("DTC") has agreed to segregate positions on which an election to exercise the
Rights for Restricted ADSs has been made under a separate contra-CUSIP number.
The number to be used for this purpose is 453991663. An ADS holder who is not a registered holder of ADSs outside of DTC and is submitting an ADS Holder
Instruction Form must cause the DTC Participant through which it holds its ADSs to provide Citibank a letter in the form attached hereto as Annex D authorizing
DTC to have its nominee, Cede & Co., temporarily deduct the position with respect to which the option to exercise the Rights for Restricted ADSs has been elected from the DTC Participant's holdings under the Company's ADS CUSIP
453142101, temporarily credit the position to an account maintained on behalf of
Citibank, and indicate that movement in the DTC Participant's account under the
Company's ADS contra-CUSIP 453991663 . DTC will return this position to the
Participant's account under the base CUSIP number upon instructions from
Citibank once the proceeds from the sale of the Rights not exercised by ADS holders have been distributed pro rata to the holders of ADSs who did not elect to exercise the Rights for Restricted ADSs or were not eligible for such option.
Inquiries regarding this process should be directed to Citibank, N.A., C/O
Computershare, Citibank Team - 3rd Floor, 525 Washington Blvd, Jersey City, NJ
07310, Attn: Jane Valdez, Phone: +1-201-222-4133. Please note that while the
ADSs are under the contra-CUSIP number the beneficial owner will not be able to engage in any transactions with respect to such ADSs.

The ADS Holder Instruction Form, the Investor Letter of Representations, the
Form W-9 and the DTC Participant Instruction Form must be received no later than
3:00 pm on June 4, 2008 by Citibank at the following address:

                                   Exh. C-14

                                 Citibank, N.A.
                                C/O Computershare
                            Citibank Team - 3rd Floor
                               525 Washington Blvd
                              Jersey City, NJ 07310
                                Attn: Jane Valdez
                             Phone: +1-201-222-4133

Payment of the Total Payment Due (as defined below) must be received no later than 3:00 pm on June 4, 2008 by Citibank and may be made in the form of certified checks payable to "Citibank, N.A." or by wire transfer in accordance with the following instructions. You should follow standard practice to ensure that the amounts transferred are received and identifiable. The specific information required for transmission to Citibank of the Total Payment Due is listed below.

         ABA No.:                              021000089
         Bank Name:                            Citibank N.A.
         Account No.:                          3685-8172
         Reference:                            Imperial Tobacco Rights

         Bank Address:                         388 Greenwich St.
         Bank Contact Person:                  Mr. Mark Gherzo
         Contact Phone No.:                    +1 212 816-6657
         Contact E-mail:                       mark.gherzo@citi.com

The Total Payment Due shall comprise payment of (a) the U.S. dollar equivalent of the Subscription Price per New Share that you instruct Citibank to subscribe for on your behalf, (b) the Currency Adjustment Amount (as defined below), (c)
the U.K. Stamp duty reserve tax of 1.5% of the U.S. dollar equivalent of the
Subscription Price per New Share to be represented by Restricted ADSs, and (d)
an administrative fee equal to $3.00 per 100 Restricted ADSs to be issued. The
Total Payment Due is payable in U.S. dollars only.

For purposes hereof, the Currency Adjustment Amount shall mean five percent (5%)
of the U.S. dollar equivalent of the Subscription Price per New Share that you instruct Citibank to subscribe for on your behalf. The Currency Adjustment
Amount is intended to provide for the effects of possible fluctuations in the
U.S. dollar - U.K. pound sterling exchange rate between May 19, 2008, the date on which the U.S. dollar equivalent of the Subscription Price in U.K. pound sterling was determined, and June 5, 2008 or such other date on which Citibank will purchase in the market and will pay for the exercise of the Rights you instruct Citibank to exercise on your behalf. The Currency Adjustment Amount is refundable to the extent it exceeds the costs of Citibank incurred in obtaining
U.K. pound sterling in the market. The refundable amount, if any, is anticipated to be refunded to you on or about June 18, 2008. Any refundable amount will be distributed to by check through your custodian at the address listed in paragraph 3 of the ADS Instruction Form attached hereto as Annex A.

                                   Exh. C-15

In the event the Currency Adjustment Amount is insufficient to cover the costs of purchasing the relevant amount of U.K. pound sterling in the market on the date Citibank purchases U.K. pound sterling, Citibank will request from you and you must provide a payment of the additional amount to cover the difference between the Currency Adjustment Amount and the amount necessary to purchase UK pound sterling at the then prevailing exchange rate.

If payment of the Total Payment Due is not received in full by 3:00 pm, New York
City time, on June 4, 2008, Citibank will not accept your instructions with respect to the Rights to which you are entitled. Instructions to Citibank to exercise Rights on your behalf contained in a duly executed ADS Holder
Instruction Form accepted by Citibank will be irrevocable.

As a Qualifying Investor holding ADSs, you cannot exercise the Rights to which you are entitled directly (i.e., without giving instructions to Citibank). Your
Rights will only be exercisable indirectly through Citibank.

4.    ADS Expiration Date

The ADS Expiration Date is 3:00 pm on June 4, 2008. If your ADS Holder
Instruction Form, Investor Letter of Representations, Form W-9 and, if
applicable, DTC Participant Instruction Form have not been received or if your
Total Payment Due is not received in full, in either case, by 3:00 pm on June 4,
2008, Citibank will not accept your instructions with respect to the Rights to which you are entitled. Citibank has discretion to refuse improperly completed or unexecuted documents. If you have further questions about the required documentation or payment, you may call Jane Valdez at Computershare at
+1-201-222-4133.

5.    Unexercised Rights

If you do not validly exercise any or all of the Rights by taking the actions described in Section 3 above, Citibank will use commercially reasonable efforts to sell such unexercised Rights, together with all other Rights made available to the holders of the Company's ADSs who are not eligible to participate in the
Rights Offering or choose not to do so and distribute your pro rata share of the proceeds, if any, of the sale of the Rights to you in accordance with the terms and conditions of the Deposit Agreement. You will not be entitled to cash proceeds with respect to Rights that you have elected to exercise.

                                   Exh. C-16

6.    Restricted ADSs

If you exercise any of the Rights made available to you, you will receive your
New Shares in the form of restricted ADSs (the "Restricted ADSs") issued under the Deposit Agreement. The form of the Amended and Restated Deposit Agreement and the Restricted Side Letter are available upon request from the Company. For a full description of the ADSs of the Company see the Company's Annual Report on
Form 20-F, filed with the Securities and Exchange Commission on November 30,
2007.

The Restricted ADSs differ from the ADSs in certain respects. These differences include, among other things, the following:

Listing: The Restricted ADSs are not listed on any securities exchange or trading system in the United States.

CUSIP Number: The CUSIP number for the Restricted ADSs is : 453142R94.

Deposits: No Shares which are "restricted securities" within the meaning of Rule
144(a)(3) of the Securities Act ("Restricted Shares") will be accepted for deposit into the ADR facility for the issuance of Restricted ADSs after the deposit made in respect of the Rights Offering, except for deposits of Shares by the Company in connection with distributions of Restricted Shares or rights to acquire additional Restricted Shares to the Company's existing shareholders.

Ownership: The Restricted ADSs will be issued initially only to investors who are reasonably believed to be Qualifying Investors and may, after issuance, be sold or otherwise transferred only on the terms described below.

The Restricted ADSs will be in uncertificated form. The books of the Depositary will identify the Restricted ADSs as "restricted" and will contain a "stop transfer" notation to that effect. The account statement which will be sent to
Restricted ADS holders by the Depositary upon the issuance of the Restricted
ADSs will contain a statement to the effect that the Restricted ADSs are subject to restrictions on transfer and cancellation described in the Restricted Side
Letter and will include the following legend:

      THE RESTRICTED AMERICAN DEPOSITARY SHARES ("RESTRICTED ADSs") CREDITED TO
YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES ("RESTRICTED SHARES") OF THE
COMPANY ARE SUBJECT TO THE TERMS OF THE LETTER AGREEMENT, DATED AS OF MAY [__],
2008 (THE "RESTRICTED LETTER AGREEMENT"), THE UNCERTIFICATED LETTER AGREEMENT,
DATED AS OF SEPTEMBER 21, 2007 (THE "UNCERTIFICATED LETTER AGREEMENT" AND
TOGETHER WITH THE RESTRICTED LETTER AGREEMENT, THE "LETTER AGREEMENTS") AND THE
DEPOSIT AGREEMENT, DATED AS OF NOVEMBER 2, 1998, AS AMENDED AND SUPPLEMENTED (AS
SO AMENDED AND SUPPLEMENTED, THE "DEPOSIT AGREEMENT"). ALL TERMS USED BUT NOT
OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN,
HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED LETTER AGREEMENT, OR IF
NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

                                   Exh. C-17

      HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND
HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE
TERMS OF THE DEPOSIT AGREEMENT AND THE LETTER AGREEMENTS. AT THE TIME OF
ISSUANCE, THE RESTRICTED ADSs HAD NOT BEEN REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR
QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT
BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN
EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION
REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN
AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS. UNLESS
A REGISTRATION STATEMENT IS EFFECTIVE WITH RESPECT TO THESE SECURITIES, AS A
CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF THE DEPOSITARY
AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL
REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO
REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

      PRIOR TO THE TRANSFER OF THE RESTRICTED ADSs, A HOLDER OF RESTRICTED ADSs
WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A CERTIFICATION
IN THE FORM ATTACHED TO THE RESTRICTED LETTER AGREEMENT. PRIOR TO THE WITHDRAWAL
OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO
PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE
FORM ATTACHED TO THE RESTRICTED LETTER AGREEMENT. THE TRANSFER AND OTHER
RESTRICTIONS SET FORTH HEREIN AND IN THE LETTER AGREEMENT SHALL REMAIN
APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL
SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED LETTER AGREEMENT FOR
REMOVAL OF RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY
MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY
RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE
RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE LETTER AGREEMENTS
MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

Segregation of Shares: Restricted Shares deposited with the custodian with respect to Restricted ADSs shall be held separate and distinct from the unrestricted Shares held under the Deposit Agreement.

Lack of Fungibility: The Restricted ADSs are not currently fungible with the
ADSs issued and outstanding under the Deposit Agreement. The Restricted ADSs will not be fungible with the ADSs outstanding under the Deposit Agreement as long as the Restricted ADSs and the Restricted Shares represented thereby are
"restricted securities" within the meaning of Rule 144(A)(3) under the
Securities Act or are otherwise subject to restrictions on transfer.

                                   Exh. C-18

Withdrawal: The holders of Restricted ADSs will be able to request the withdrawal of the Restricted Shares presented by their Restricted ADSs only upon delivery to the Depositary of all documentation contemplated in the Deposit
Agreement and the Restricted Side Letter and payment of all applicable fees and expenses of the Depositary.

Pre-Release: The Restricted Shares and Restricted ADSs shall not be eligible for
"pre-release" transactions.

In order to exercise any of the Rights to which you are entitled, you will be required to, among other things, make the representations and warranties and agree to abide by the restrictions set out in the Investor Letter of
Representations attached hereto as Annex B.

7.    Fractional Restricted ADSs and New Shares

Citibank will not issue fractional Restricted ADSs and will not exercise Rights for fractional New Shares. Consequently, you will be able to exercise only such number of Rights which would result in a sufficient number of shares that will equal one or more whole Restricted ADSs with respect to exercises for ADSs. You will not be able to exercise Rights with respect to fractional ADS. Any Rights not exercised or not capable of being exercised will be sold. See Section 5
"Unexercised Rights."

8.    U.K. Stamp Duty and Stamp Duty Reserve Tax

If the New Shares are issued to a depositary receipt issuer (or its nominee) and a depositary receipt is issued, a charge to U.K. stamp duty reserve tax will arise at a rate of 1.5% on the Subscription Price of the New Shares. The person liable and accountable for this charge is the depositary receipt issuer, if the issuer is U.K. resident or has a U.K. branch. Where the depositary receipt issuer has no such U.K. presence the nominee for the depositary receipt issuer is liable for the charge. Consequently, your Total Payment Due will include a stamp duty reserve tax charge equal to 1.5% of the U.S. dollar equivalent of the
Subscription Price per New Share to be represented by Restricted ADSs.

For additional information on United States and United Kingdom Taxation, see
Section 8 in Part VI of the Prospectus. The summary of Stamp Duty and Stamp Duty
Reserve Tax and the summary of United States and United Kingdom Taxation appearing in the Prospectus is for general information purposes only. It does not purport to be a comprehensive description of all of the tax considerations that may be relevant to each holder's decision in regard to the Rights Offering, the Rights, the New Shares, Shares, ADSs or Restricted ADSs. As these disclosures are general summaries, prospective owners of Rights and Restricted
ADSs who are US holders are advised to consult their own tax advisers with respect to the US federal, state and local tax consequences, as well as to non-US tax consequences, of the acquisition, ownership and disposition of Rights and Restricted ADSs applicable to their particular tax situations.

                                   Exh. C-19

                                                      Sincerely

                                                      _______________________
                                                      Name:  Matthew Phillips
                                                      Title: Company Secretary

If you have questions with regard to the foregoing, please contact:

                                    Citibank, N.A.
                                  C/O Computershare
                              Citibank Team - 3rd Floor
                                 525 Washington Blvd
                                Jersey City, NJ 07310
                                  Attn: Jane Valdez
                                Phone: +1-201-222-4133

  Citigroup Global    Lehman Brothers       Morgan Stanley             ABN AMRO
  Markets Limited      International       1 New York Plaza          Incorporated
   388 Greenwich         (Europe)      New York, New York 10028  55 East 52nd Street
       Street         25 Bank Street      Attn: Carlos Lopes      New York, New York
    New York, NY       Canary Wharf        Equity Syndicate             10055
       10023            London E14            Operations          Attn: John Stocks
    Attn: Equity       Attn: Sheree         Fax: +1 212 404      Fax: +1 212 723 8831
     Syndicate          Downey and               9577
     Operations        Duncan Smith
Fax: +1 212 723 8831  Fax: +44 (0)20
                       7067 8446 and
                      +44 (0)20 7067
                           8200

                                   Exh. C-20

                                                                         ANNEX A

Beneficial Owner name1
Beneficial Owner name2/Address 1
Address 2
Address 3
Address 4

                   IMPERIAL TOBACCO GROUP PLC RIGHTS OFFERING
                           ADS HOLDER INSTRUCTION FORM

The undersigned holder of American Depositary Shares ("ADSs"), evidenced by
American Depositary Receipts ("ADRs") and representing ordinary shares, nominal value of 10 pence per share (the "Existing Shares"), of Imperial Tobacco Group,
PLC (the "Company"), issued under the Amended and Restated Deposit Agreement, dated as of November 2, 1998 (the "Amended and Restated Deposit Agreement") by
and among the Company, Citibank, N.A., as depositary ("Citibank"), and Holders and Beneficial Owners from time to time of ADSs evidenced by ADRs issued thereunder, as supplemented by that certain Uncertificated ADS Side Letter, dated as of September 21, 2007 (the "Uncertificated ADS Side Letter"), by and
between the Company and Citibank and that certain Restricted Side Letter, dated
May 20, 2008, by and between the Company and Citibank (the "Restricted Side
Letter" and, together with the Uncertificated ADS Side Letter and the Amended and Restated Deposit Agreement, the "Deposit Agreement"), hereby provides to
Citibank the following instructions in connection with (i) the one (1) for two
(2) rights offering of the Company (the "Rights Offering") of up to 338,741,960
new Shares (the "New Shares"), and (ii) the extension of the Rights Offering through Citibank to certain holders of ADSs to be conducted by the Company during the period from May 23, 2008 to June 4, 2008. For every two (2) ADSs held, a Qualifying Investor may subscribe for two (2) New Shares evidenced by one (1) Restricted ADSs. This ADS Holder Instruction Form and the Total Payment
Due (as defined herein) must be received by Citibank by 3:00 pm on June 4,
2008.*

None of the New Shares, the Restricted ADSs (as defined below) representing such
New Shares, or the Rights as defined below have been or will be registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state of the United States. Accordingly, the New Shares and the Restricted ADSs representing the New Shares subscribed for in the Rights
Offering by way of the following instructions to Citibank will be "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and will be issued in the form of uncertificated restricted ADSs ("Restricted ADSs") under the terms of the Deposit Agreement.

----------
*     PLEASE NOTE: All instructions must be accompanied by a duly completed and executed Investor Letter of Representations, a duly completed and executed
      Form W-9 and a duly completed and executed DTC Participant Instruction
      Form (all attached). If the holder of ADSs is unable, for any reason, to provide a duly completed and executed Form W-9, such holder should contact
      Citibank, N.A. C/O Computershare, Citibank Team - 3rd Floor, 525
      Washington Blvd, Jersey City, NJ 07310, Attn: Jane Valdez, Phone:
      201-222-4133 to determine whether any applicable additional documentation is required. Payment of the Total Payment Due must be received with this
      Instruction Form and prior to any exercise by the Depositary. EXERCISE OF
      RIGHTS SHALL BE SUBJECT TO PAYMENTS OF ALL APPLICABLE STAMP DUTY RESERVE
      OR OTHER APPLICABLE TAXES.

                                   Exh. C-21

1.    Please exercise the rights (the "Rights") with respect to the Shares represented by ADSs owned by the beneficial owner named below as follows:

      a)    ADSs held as of the Record Date:
      b)    Maximum New Shares you may subscribe for
      c)    Total New Shares subscribed                         Must be divisible by 2
      d)    Restricted ADSs to be issued to beneficial holder   (1.c) divided by 2

2.    Calculation of Total Payment Due

      a)    US$ subscription price (1)per New Share     30.605

      b)    Total Amount due to Citibank                        (2.a) multiplied by (1.c)

            A.    Calculation of Total Payment Due

                  The following discussion summarizes the payments and charges that will comprise the total payment due (the "Total Payment
                  Due") in connection with the execution by Citibank of the
                  instructions in this ADS Holder Instruction Form. The Total
                  Payment Due shall be payable in U.S. dollars only. The Total
                  Payment Due, described above, shall comprise payment of:

----------
(1)   Subscription Price reflects the inclusion of the ADS administrative fee of
      US$.03 per Restricted ADS (or US$.015 per New Share) issued and an additional 6.5% of the US dollar equivalent of the Subscription Price per
      Restricted ADS to reflect the Currency Adjustment Amount and the stamp duty reserve tax of 1.5% of the Subscription Price per New Share underlying the Restricted ADSs. The exchange rate used to calculate the US dollar amount is the noon buying rate in New York City for cable transfers in foreign currencies on May 19, 2008 as certified for customs purposes by the Federal Reserve Bank of New York, expressed in U.S. dollars per
      (pound)1.00.

                                   Exh. C-22

                  (i)   the subscription price per New Share equal to 1475 pence
                        per New Share subscribed or the U.S. dollar equivalent
                        equal to US$ 28.72 per New Share subscribed (based on
                        the U.S. dollar -U.K. pound sterling exchange rate(1) on
                        May 19, 2008 of US$1.9472 per (pound) 1.00) (the
                        "Subscription Price"); and

                  (ii)  a currency adjustment amount (the "Currency Adjustment
                        Amount") equal to 5% of the U.S. dollar equivalent of
                        the Subscription Price per New Share must be included in
                        the Total Payment Due to provide for the effects of
                        possible fluctuations in the U.S. dollar - U.K. pound
                        sterling exchange rate between May 19, 2008, the date on
                        which the U.S. dollar equivalent of the Subscription
                        Price in U.K. pound sterling was determined, and June 5,
                        2008 or such other date on which Citibank will purchase
                        in the market and will pay for the exercise of the
                        Rights the undersigned holder instructs Citibank to
                        exercise on its behalf. This Currency Adjustment Amount
                        is refundable to the extent it exceeds the costs of
                        Citibank incurred in obtaining U.K. pound sterling in
                        the market. The refundable amount, if any, is
                        anticipated to be refunded to you on or about June 18,
                        2008. Any refundable amount will be distributed to you
                        by check through your custodian at the address set forth
                        in 3 below. In the event the Currency Adjustment Amount
                        is insufficient to cover the costs of purchasing the
                        relevant amount of U.K. pound sterling in the market on
                        the date Citibank purchases U.K. pound sterling,
                        Citibank will request from the undersigned holder and
                        the undersigned holder must provide a payment of the
                        additional amount to cover the difference between the
                        Currency Adjustment Amount and the amount necessary to
                        purchase U.K. pound sterling at the prevailing exchange
                        rate.

                  (iii) A U.K. stamp duty reserve tax equal to 1.5% of the U.S.
                        dollar equivalent of the Subscription Price per New
                        Share to be represented by Restricted ADSs; and

                  (iv)  An administrative fee of up to $3.00 per 100 new
                        Restricted ADSs to be issued to represent New Shares.

            B.    Payment Instructions

                  Payment of the Total Payment Due set forth above may be made in the form of certified checks payable to "Citibank, N.A." or by wire transfer in accordance with the following
                  instructions:

                   ABA No.:                     021000089
                   Bank Name:                   Citibank, N.A.
                   Account No.:                 3685-8172

----------
(1)   The exchange rate is the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the
      Federal Reserve Bank of New York, expressed in U.S. dollars per
      (pound)1.00.

                                   Exh. C-23

                   Reference:                   Imperial Tobacco Rights
                   Bank Address:                388 Greenwich Street
                   Bank Contact Person:         Mr. Mark Gherzo
                   Contact Phone No.:           +1 212 816 6657
                   Contact E-mail:              Mark.gherzo @citi.com

Deliveries of this ADS Holder Instruction Form and of payment of the Total
Payment Due (if made in the form of certified checks) must be forwarded to:
Citibank, N.A. C/O Computershare, Citibank Team - 3rd Floor, 525 Washington
Blvd, Jersey City, NJ 07310, Attn: Jane Valdez, Phone: +1-201-222-4133 no later than 3:00 pm, New York City time, on June 4, 2008.

3.    DTC Information (if applicable)

      The following are the account details for the undersigned beneficial owner of ADSs and the contact details for the undersigned's custodian:

      (a) the DTC participant name (the "DTC Participant"):_____________________

      (b) Beneficial Owner's Account Number:____________________________________

      (c) Name of Beneficial Owner on Account at DTC:___________________________

      (c) the DTC Participant number: __________________________________________

      (d) a contact at the DTC Participant: ____________________________________

      (e) telephone number of contact: _________________________________________

      (f) email address of contact: ____________________________________________

      (g) address of contact: __________________________________________________

4.    Please register the Restricted ADSs on the books and records of the
      Depositary to be issued under the Deposit Agreement in accordance with the following instructions:

--------------------------------------------------------------------------------
                          REGISTRATION INSTRUCTIONS FOR
                                 RESTRICTED ADSs
--------------------------------------------------------------------------------

                                   Exh. C-24

--------------------------------------------------------------------------------

    Name and address of Beneficial Owner:
    _________________________________________________________________________
    _________________________________________________________________________
    _________________________________________________________________________
    _________________________________________________________________________
    _________________________________________________________________________
    _________________________________________________________________________

--------------------------------------------------------------------------------

                                   Exh. C-25

Authorized this _____ day of _________, 2008

                                                   Medallion Guarantee required:
--------------------------------------
Authorized Signer of Beneficial Owner

Name: _______________________________              _____________________________

                                   Exh. C-26

                                                                         ANNEX B

                        INVESTOR LETTER OF REPRESENTATION
                           Imperial Tobacco Group PLC

                                   Exh. C-27

                                INVESTMENT LETTER
                           Imperial Tobacco Group PLC

                                                          _____________ __, 2008

Please facsimile (and then send the original of) this INVESTMENT LETTER to one of the following facsimile numbers and addresses:

Facsimile:  John Stocks at ABN AMRO Incorporated on +1 212 409 7269
or
            Carlos Lopes at Morgan Stanley on +1 212 404 9577
or
            ECM Syndicate Desk at Citigroup Global Markets Inc. on +1 212 723 8831
or
            Sheree Downey at Lehman Brothers Inc., c/o Lehman Brothers
International (Europe) on +44 (0)20 7067 8446 and Duncan Smith at Lehman
Brothers Inc., c/o Lehman Brothers International (Europe) on +44 (0)20 7067 8200

Imperial Tobacco Group PLC
c/o      John Stocks
         Director, Corporate Broker & US ECM
         ABN AMRO Incorporated
         55 East 52nd Street
         New York, New York 10055
or
         Carlos Lopes
         Equity Syndicate Operations
         Morgan Stanley
         1 New York Plaza
         New York, New York 10004
or
         ECM Syndicate Desk
         Citigroup Global Markets Inc.
         388 Greenwich Street
         New York, New York 10028
or
         Sheree Downey
         Lehman Brothers Inc.
         c/o Lehman Brothers International (Europe)
         25 Bank Street
         London E14 5LE
and
         Duncan Smith
         Lehman Brothers Inc.
         c/o Lehman Brothers International (Europe)
         25 Bank Street
         London E14 5LE
and

                                   Exh. C-28

Citibank, N.A.
c/o Computershare
Citibank Team - 3rd Floor
Attn:  Jane Valdez
525 Washington Blvd.
Jersey City, New Jersey 07310

Ladies and Gentlemen:

In connection with our intention to subscribe for new ordinary shares of 10 pence each (the "Ordinary Shares", which term, to the extent applicable, shall be deemed include Restricted ADSs (as defined below)) in the capital of Imperial
Tobacco Group PLC (the "Company") whether (A) by exercising (or causing the
Depositary (as defined below) to exercise) pre-emptive rights (the "Rights", which term shall be deemed to include any entitlements represented by provisional allotment letters ("PALs") as well as nil-paid rights and fully-paid rights) issued in the rights offering (the "Rights Offering") and attributed to us or (B) by purchasing new Ordinary Shares in the subsequent placement (the
"Placement" and, together with the Rights Offering, the "Offerings") of any new
Ordinary Shares that were not subscribed for in the Rights Offering, and for the express benefit of the Company, the underwriters to the Offerings and Citibank,
N.A., as depositary (the "Depositary") under the Amended and Restated Deposit
Agreement, dated as of November 2, 1998 (the "Amended and Restated Deposit
Agreement"), among the Company, the Depositary and all holders and beneficial owners of American Depositary Shares evidenced by American Depositary Receipts issued thereunder, as supplemented by that certain Uncertificated ADS Side
Letter dated as of September 21, 2007 (the "Uncertificated ADS Side Letter") and
that certain Restricted Side Letter, dated as of May 20, 2008 (the "Restricted
Side Letter" and together with the Amended and Restated Deposit Agreement and the Uncertificated ADS Side Letter, the "Deposit Agreement") and with the intention that the Company, the underwriters to the Offerings and the Depositary rely hereon, we represent, warrant agree and confirm that:

(a)   we understand and acknowledge that the Rights and new Ordinary Shares are being offered in a transaction not involving any public offering in the
      United States within the meaning of the United States Securities Act of
      1933, as amended (the "Securities Act"), and that the Rights and the new
      Ordinary Shares have not been and will not be registered under the
      Securities Act or any state securities laws.

(b)   we are (a) both an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and a
      "qualified institutional buyer" as defined in Rule 144A under the
      Securities Act (a "Qualifying Investor") and (b) aware that any offer or sale of the Rights and/or the new Ordinary Shares to us pursuant to the
      Offerings will be made by way of a private placement in reliance on an exemption from registration under the Securities Act;

(c)   in the normal course of our business, we invest in or purchase securities similar to the Rights and the new Ordinary Shares and (a) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Rights and/or new Ordinary Shares, (b) we are able to bear the economic risk of an investment in the Rights and/or the new Ordinary Shares for an
      indefinite period and (c) we have concluded on the basis of information available to us that we are able to bear the risks associated with such investment;

                                   Exh. C-29

(d)   we are purchasing the Rights and/or the new Ordinary Shares in the
      Offerings (a) for our own account or for the account of one or more other
      Qualifying Investors for which we are acting as duly authorized fiduciary or agent or (b) for a discretionary account or accounts as to which we have complete investment discretion and the authority to make these representations, in either case, for investment purposes and not with a view to distribution within the meaning of the Securities Act;

(e)   we have received and read a copy of the Prospectus relating to the
      Offerings, including the documents and information incorporated by reference or deemed included therein, have had the opportunity to ask questions of representatives of the Company concerning the Company, the
      Offerings, the Rights and the new Ordinary Shares, and have made our own investment decision to acquire the Rights and/or the new Ordinary Shares in the Offerings on the basis of our own independent investigation and appraisal of the business, financial condition, prospects, creditworthiness, status and affairs of the Company, the Offerings, the
      Rights and the new Ordinary Shares;

(f)   we acknowledge and agree that we have held and will hold the Prospectus and any PAL in confidence, it being understood that this Prospectus and any PAL that we have received or will receive are solely for our use and that we have not duplicated, distributed, forwarded, transferred or otherwise transmitted this Prospectus, any PAL or any other presentational or other materials concerning the Offerings (including electronic copies thereof) to any persons within the United States, and acknowledge and agree that such materials shall not be duplicated, distributed, forwarded, transferred or otherwise transmitted by it. We have made our own assessment concerning the relevant tax, legal and other economic considerations relevant to an investment in the Rights and new Ordinary
      Shares.

(g)   we acknowledge and agree that we have not acquired the Rights and/or the new Ordinary Shares in the Offerings as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(h)   we acknowledge and agree that the Rights and the new Ordinary Shares may not be reoffered, sold, pledged or otherwise transferred, and that we will not directly or indirectly reoffer, sell, pledge or otherwise transfer the
      Rights or the new Ordinary Shares, except (a) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act or
      (b) with respect to the new Ordinary Shares only, pursuant to Rule 144 (if available) upon delivery of an opinion of counsel reasonably satisfactory to the Company (unless the delivery of such opinion is waived by the
      Company); and that in each case, such offer, sale pledge or transfer must, and will, be made in accordance with any applicable securities laws of any state or other jurisdiction of the United States;

                                   Exh. C-30

(i)   we understand and acknowledge that no representation has been, or will be, made by the Company or the underwriters to the Offerings as to the availability of Rule 144 under the Securities Act or any other exemption under the Securities Act or any state securities laws for the reoffer, pledge or transfer of the new Ordinary Shares;

(j)   we understand that Rights and the new Ordinary Shares are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and that, for so long as they remain "restricted securities", the new
      Ordinary Shares may not be deposited into any unrestricted depositary facility established or maintained by a depositary bank, including the current unrestricted American Depositary Receipt facility maintained by the Depositary;

(k)   if we were provided a PAL, we understand and acknowledge that the PALs have not been and will not be registered under the Securities Act and we will not sell or otherwise transfer a PAL in the United States and will only sell or otherwise transfer or renounce a PAL in an offshore transaction in accordance with Rule 904 of Regulation S under the
      Securities Act;

(l)   to the extent we have received or do receive a PAL, we understand and acknowledge that it shall bear a legend substantially in the form below:

      "THIS PROVISIONAL ALLOTMENT LETTER AND THE NEW ORDINARY SHARES OF IMPERIAL
      TOBACCO GROUP PLC (THE "COMPANY") TO WHICH IT RELATES HAVE NOT BEEN AND
      WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS
      AMENDED, OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE
      UNITED STATES. NEITHER THE NEW ORDINARY SHARES NOR THE PROVISIONAL
      ALLOTMENT LETTERS MAY, SUBJECT TO CERTAIN EXCEPTIONS, BE OFFERED, SOLD,
      TAKEN UP OR DELIVERED, DIRECTLY OR INDIRECTLY, INTO OR WITHIN THE UNITED
      STATES OR ITS TERRITORIES OR POSSESSIONS."

(m)   we understand and acknowledge that upon the initial issuance thereof, and until such time as the same is no longer required under the Securities Act or applicable state securities laws, the certificates representing the new
      Ordinary Shares (other than Restricted ADSs which shall bear a similar legend) (to the extent such new Ordinary Shares are in certificated form), and all certificates issued in exchange therefore or in substitution thereof, shall bear a legend substantially in the form below:

(n)   "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES
      SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER
      APPLICABLE SECURITIES LAW. BY ITS ACCEPTANCE OF THESE SECURITIES THE
      PURCHASER REPRESENTS THAT IT IS BOTH AN INSTITUTIONAL ACCREDITED INVESTOR
      WITHIN THE MEANING OF RULE 501 (a)(1), (2), (3) or (7) OF THE SECURITIES
      ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") AND A QUALIFIED INSTITUTIONAL
      BUYER ("QIB") AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND THAT IT

                                   Exh. C-31

      IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF OTHER
      PURCHASERS WHO ARE BOTH INSTITUTIONAL ACCREDITED INVESTORS AND QIBs AND
      AGREES (A) THAT THE SECURITIES ARE NOT BEING ACQUIRED WITH A VIEW TO
      DISTRIBUTION AND ANY RESALE OF SUCH SECURITIES WILL BE MADE ONLY IN AN
      OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S OR
      PURSUANT TO RULE 144 (IF AVAILABLE) UPON DELIVERY OF AN OPINION OF US
      COUNSEL REASONABLY SATISFACTORY TO THE COMPANY (UNLESS THE DELIVERY OF
      SUCH OPINION IS WAIVED BY THE COMPANY) TO THE EFFECT THAT THE RESALE IS
      EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (B)
      THAT SO LONG AS THE SHARES ARE "RESTRICTED SECURITIES" WITHIN THE MEANING
      OF RULE 144(A)(3) OF THE SECURITIES ACT, THEY MAY NOT BE DEPOSITED INTO
      ANY UNRESTRICTED DEPOSITARY RECEIPT FACILITY.

      A RESALE IN ACCORDANCE WITH RULE 904 OF THE SECURITIES ACT MAY INCLUDE A
      TRANSACTION WHERE NO DIRECTED SELLING EFFORTS ARE MADE IN THE UNITED
      STATES, THE OFFER IS NOT MADE TO A PERSON IN THE UNITED STATES AND EITHER
      (A) AT THE TIME THE BUY ORDER IS ORIGINATED, THE BUYER IS OUTSIDE THE
      UNITED STATES, OR THE SELLER AND ANY PERSON ACTING ON ITS BEHALF
      REASONABLY BELIEVE THAT THE BUYER IS OUTSIDE THE UNITED STATES, OR (B) THE
      TRANSACTION IS EXECUTED IN, OR THROUGH THE FACILITIES OF THE LONDON STOCK
      EXCHANGE AND NEITHER THE SELLER NOR ANY PERSON ACTING ON ITS BEHALF KNOWS
      THAT THE TRANSACTION HAS BEEN PRE-ARRANGED WITH A BUYER IN THE UNITED
      STATES";

(o)   we understand and acknowledge that the Company may make notation on its records or give instructions to the registrar and any transfer agent of the Rights or the new Ordinary Shares and to the Depositary under its
      American Depositary Receipt facility in order to implement the restrictions on transfer set forth and described herein;

(p)   none of the underwriters to the Offering, their affiliates, or persons acting on its or their behalf have made any representation to us, express or implied, with respect to the Company, the Offerings, the Rights or the new Ordinary Shares, or the accuracy, completeness or adequacy of such financial and other information concerning the Company, the Offerings, the
      Rights and the new Ordinary Shares;

(q)   we understand that the Prospectus relating to the Offerings has been prepared in accordance with UK format and style, which differs from US format and style. In particular, but without limitation, the financial information contained In the Prospectus has been prepared in accordance with UK generally accepted accounting principles or International
      Financial Reporting Standards, and thus may not be comparable to financial statements of US companies prepared in accordance with US generally accepted accounting principles; and

                                   Exh. C-32

(r)   to the extent we receive new Ordinary Shares represented by American
      Depositary Shares in the Offerings ("Restricted ADSs"), (i) we understand that the Restricted ADSs to be delivered to us will be issued under the terms of the Deposit Agreement, (ii) we agree to be bound by the terms of the Deposit Agreement and by the terms of the legend set forth therein;
      and (iii) we understand and agree that the Restricted ADSs issued to us are not identical to or fungible with the ADSs issued under the terms of the Deposit Agreement and as such, they may not, so long as such
      Restricted ADSs are issued pursuant to the Deposit Agreement, be entitled to all the rights and benefits of holders of ADSs under the Deposit
      Agreement that are not Restricted ADSs.

      We understand that the foregoing representations, warranties, agreements and acknowledgements are required in connection with US and other securities laws and that you and your respective affiliates, the underwriters of the Offerings and their respective affiliates, and the
      Depositary are entitled to rely on this letter and on the accuracy of the representations, warranties, agreements and acknowledgements contained herein, and you and your respective affiliates, the underwriters, and the
      Depositary are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

      This letter shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any contrary result otherwise required by applicable conflict or choice of law rules.

Very truly yours,

By Institution:                 ______________________________

Signature:                      ______________________________
                                Name(s):
                                Title(s):

Institution's Address:          ______________________________

                                ______________________________

                                ______________________________

                                ______________________________

                                ______________________________

Daytime Telephone Number        ______________________________
(including area code):

                                   Exh. C-33

--------------------------------------------------------------------------------
     (Please note that this INVESTMENT LETTER does not represent an order to subscribe for Ordinary Shares of the Company by exercising your Rights.)

(To subscribe for new Ordinary Shares by exercising your Rights, please contact your custodian.)
--------------------------------------------------------------------------------

                                   Exh. C-34

                                                                         ANNEX C

              FORM W-9 AND GUIDELINES FOR CERTIFICATION OF TAXPAYER
                        IDENTIFICATION NUMBER ON FORM W-9

Form **W-9**
(Rev. October 2007)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶ ....
☐ Other (see instructions) ▶

☐ Exempt payee

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I **Taxpayer Identification Number (TIN)**

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Social security number

or

Employer identification number

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Part II **Certification**

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X Form **W-9** (Rev. 10-2007)

                                   Exh. C-35

                                   Exh. C-36

                                   Exh. C-37

Form W-9 (Rev. 10-2007) Page **4**

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
For this type of account:	**Give name and EIN of:**
6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	Legal entity[4]
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.consumer.gov/idtheft* or 1-877-IDTHEFT(438-4338).

Visit the IRS website at *www.irs.gov* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

                                   Exh. C-38

                                                                         ANNEX D
                          DTC PARTICIPANT'S LETTERHEAD

                                                            ______________, 2008

The Depository Trust Company
55 Water St. - 50th Floor
New York, New York 10041

         Re:      Imperial Tobacco Group, PLC Base CUSIP __________
                  DTC Participant Account #:____________________
                  Number of ADSs ___________________

To Whom it May Concern:

In order to enable the beneficial owner(s) of the above referenced Imperial
Tobacco Group, PLC American Depositary Shares (the "ADSs"), each representing two (2) ordinary shares, nominal value 10 pence per share of Imperial Tobacco
Group, PLC (the "Shares") issued pursuant to the Amended and Restated Deposit
Agreement, dated November 2, 1998, by and among Citibank, N.A. ("Citibank"),
Imperial Tobacco Group, PLC and the holders and beneficial owners from time to time of ADSs evidenced by American Depositary Receipts issued thereunder (the
"Deposit Agreement") to participate in the one (1) for two (2) rights offering of Shares, please take the following action:

      Deliver the number of ADSs referenced above (the "Deposited ADSs") from the undersigned's above referenced account to contra CUSIP number
      453991663 maintained with you for this purpose by Citibank as depositary under the Deposit Agreement until Citibank instructs you to return the
      Deposited ADSs to the undersigned's above referenced account.

The undersigned certifies to you that the Deposited ADSs were on May 23, 2008, and are on the date hereof, on deposit in the undersigned's above-referenced account.

                                               Very truly yours,

                                               __________________________
                                               (Print Participant's Name)

                                               __________________________
                                               (Signature) and (Medallion stamp)

                                               __________________________
                                               (Print Name)

                                               __________________________
                                               (Title)

                                   Exh. C-39

                                    Exhibit B

                   Form of Certification of Persons Presenting
                  Ordinary Shares of Imperial Tobacco Group PLC
                   for Deposit Under the Deposit Agreement(1)

Citibank, N.A., as Depositary
ADR Department
388 Greenwich Street
New York, New York 10013

                         Re: Imperial Tobacco Group PLC

            We refer to the Amended and Restated Deposit Agreement, dated as of
November 2, 1998, (the "Amended and Restated Deposit Agreement"), by and among
Imperial Tobacco Group PLC, a public limited company organized and existing under the laws of England (the "Company"), Citibank, N.A., as depositary (the
"Depositary"), and the Holders and Beneficial Owners (as such terms are defined in the Amended and Restated Deposit Agreement) from time to time of American
Depositary Shares (the "ADSs") evidenced by American Depositary Receipts (the
"ADRs") issued thereunder, as supplemented by that certain Uncertificated ADS
Letter Agreement, dated as of September 21, 2007 (the "Uncertificated ADS Letter
Agreement") and that certain Restricted Letter Agreement, dated as of May 20,
2008 (the "Restricted Letter Agreement, and together with the Amended and
Restated Deposit Agreement and the Uncertificated Letter Agreement, the "Deposit
Agreement"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Deposit Agreement.

            This Certification and Agreement is furnished pursuant to the
Deposit Agreement in connection with the deposit of Shares and request for issuance of ADSs pursuant to:

                        PLEASE CHECK THE APPROPRIATE BOX

      |_| Section 2.02 of the Deposit Agreement (deposit of Shares against issuance of ADSs)

                                       OR

      |_| Section 5.10 of the Deposit Agreement (issuance of ADSs against deposit of Shares in connection with a Pre-Release Transaction).

      We hereby certify that:

      (i) we are not the Company or an Affiliate (as such term is defined in
Regulation C under the United States Securities Act of 1933, as amended (the
"Securities Act") of the Company and that, if we are acting on behalf of another

----------
(1) To be delivered to the Depositary in connection with every (i) deposit under
ss. 2.02 of the Deposit Agreement and (ii) application for a Pre-Release
Transaction under ss. 5.10 of the Deposit Agreement, for the period beginning on
June 12, 2008 through and including July 22, 2008.

                                   Exh. C-40

person, such person is not the Company and has confirmed to us that it is not an
Affiliate of the Company and that it is not acting on behalf of the Company or an Affiliate of the Company;

                                       AND

      (ii) we acquired the Shares presented for deposit herewith prior to June
12, 2008, or if we are acting on behalf of another person, such person acquired the Shares presented for deposit herewith prior to June 12, 2008, and the Shares presented for deposit herewith are not and, upon deposit, shall not be
Restricted Securities;

                                       OR,

      (iii) although the Shares presented for deposit were not acquired prior to
June 12, 2008,

      (a) we did NOT acquire the Shares presented for deposit herewith in connection with the exercise of rights to acquire Shares issued by the Company in a rights offering (the "Rights Offering") not registered under the Securities
Act as described in the Prospectus, dated May 20, 2008, or, if we are acting on behalf of another person, such person did NOT acquire the Shares presented for deposit herewith in the Rights Offering;

                                       AND

      (b) we have no reason to believe, after reasonable inquiry, that the
Shares presented for deposit herewith were acquired in the Rights Offering, or, if we are acting on behalf of another person, such person has no reason to believe, after reasonable inquiry, that the Shares presented for deposit herewith were acquired in the Rights Offering;

                                       AND

      (c) the Shares presented for deposit herewith are not and, upon deposit, shall not be Restricted Securities.

                                            Very truly yours,

                                            ___________________________________
                                            [NAME OF CERTIFYING ENTITY]

                                            By: ________________________________
                                                Name:
                                                Title:

Dated:

                                   Exh. C-41

                                    EXHIBIT D
                                       to
                   Letter Agreement, dated as of May 20, 2008
                    (the "Letter Agreement"), by and between
                           Imperial Tobacco Group PLC
                                       and
                                 Citibank, N.A.
                              _____________________

                        DTC Participant Instruction Form

                              _____________________

                                    Exh. D-1

                          DTC PARTICIPANT'S LETTERHEAD

                                                            ______________, 2008

The Depository Trust Company
55 Water St. - 50th Floor
New York, New York 10041

         Re:      Imperial Tobacco Group, PLC Base CUSIP __________
                  DTC Participant Account #:____________________
                  Number of ADSs ___________________

To Whom it May Concern:

In order to enable the beneficial owner(s) of the above referenced Imperial
Tobacco Group, PLC American Depositary Shares (the "ADSs"), each representing two (2) ordinary shares, nominal value 10 pence per share of Imperial Tobacco
Group, PLC (the "Shares") issued pursuant to the Amended and Restated Deposit
Agreement, dated November 2, 1998, by and among Citibank, N.A. ("Citibank"),
Imperial Tobacco Group, PLC and the holders and beneficial owners from time to time of ADSs evidenced by American Depositary Receipts issued thereunder (the
"Deposit Agreement") to participate in the ____ (__) for ____ (__) rights offering of Shares, please take the following action:

      Deliver the number of ADSs referenced above (the "Deposited ADSs") from the undersigned's above referenced account to contra CUSIP number
      453991663 maintained with you for this purpose by Citibank as depositary under the Deposit Agreement until Citibank instructs you to return the
      Deposited ADSs to the undersigned's above referenced account.

The undersigned certifies to you that the Deposited ADSs were on May 23, 2008, and are on the date hereof, on deposit in the undersigned's above-referenced account.

                                               Very truly yours,

                                               __________________________
                                               (Print Participant's Name)

                                               __________________________
                                               (Signature) and (Medallion stamp)

                                               __________________________
                                               (Print Name)

                                               __________________________
                                               (Title)

                                    Exh. D-2

                                    EXHIBIT E
                                       to
                   Letter Agreement, dated as of May 20, 2008
                    (the "Letter Agreement"), by and between
                           Imperial Tobacco Group PLC
                                       and
                                 Citibank, N.A.
                              _____________________

                            WITHDRAWAL CERTIFICATION

                              _____________________

                                                           _______________, ____

Citibank, N.A.,
    as Depositary
ADR Department
111 Wall Street
New York, New York  10043

            Imperial Tobacco Group PLC (Cusip # 453142R94)

Dear Sirs:

            Reference is hereby made to (i) the Amended and Restated Deposit
Agreement, dated as of November 2, 1998 (the "Deposit Agreement"), by and among
Imperial Tobacco Group PLC (the "Company"), Citibank, N.A., as Depositary (the
"Depositary"), and the Holders and Beneficial Owners of American Depositary
Shares (the "ADSs") evidenced by American Depositary Receipts issued thereunder,
(ii) the Letter Agreement, dated as of September 21, 2007 (the "Uncertificated
ADS Letter Agreement"), by and between the Company and the Depositary and (iii)
the Letter Agreement, dated May __, 2008, (the "Restricted Letter Agreement"), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

            1. This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of Restricted ADSs to the Depositary.

            2. We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the
Restricted ADSs and the Restricted Shares represented thereby have not been registered under the Securities Act.

            3. We certify that either (check one):

                                    Exh. E-1

                  (a) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the
            Restricted Shares represented thereby to persons located outside the
            United States (as defined in Regulation S under the Securities Act)
            in an offshore transaction in accordance with Rule 904 of Regulation
            S under the Securities Act provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S.
            counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

                  (b) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the
            Restricted Shares represented thereby in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the
            Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

                  (c) ______ we will be the beneficial owner of the Restricted
            Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) in a transaction exempt from registration pursuant to
            Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act or (C) pursuant to an effective
            registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the
            United States, and (y) we will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted
            Shares are "restricted securities" within the meaning of Rule
            144(a)(3) under the Securities Act.

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Owner:                                __________________________________

Social Security Number of Owner:              __________________________________

Account Number of Owner:                      __________________________________

                                    Exh. E-2

Number of Restricted ADSs to be cancelled:    __________________________________

Delivery Information for delivery of Shares   __________________________________
Represented by Restricted ADSs to be          __________________________________
cancelled:                                    __________________________________

Signature of Owner:                           __________________________________
                                                    (Identify Title if Acting in
                                                        Representative Capacity)

================================================================================

                               SIGNATURE GUARANTEE

Name of Firm Issuing Guarantee:_________________________________________________

Authorized Signature of Officer:________________________________________________

Title of Officer Signing This Guarantee:________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Area Code and Telephone Number:_________________________________________________

Dated:__________________________________________________________________________

================================================================================

                                        Very truly yours,

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Date:

                                    Exh. E-3

                                    EXHIBIT F

                              _____________________

                   RESALE CERTIFICATION AND INSTRUCTION LETTER
                              _____________________

Citibank, N.A., as Depositary
111 Wall Street, 15th Floor/Zone 8
New York, New York  10043

Attn.:  Broker Services

                Imperial Tobacco Group PLC (Cusip No.: 453142R94)

Dear Sirs:

            Reference is hereby made to (i) the Deposit Agreement, dated as of
November 2, 1998, the "Deposit Agreement"), by and among Imperial Tobacco Group
PLC, a company organized and existing under the laws of England (the "Company"),
Citibank, N.A., as Depositary (the "Depositary"), and all Holders from time to time of American Depositary Shares (the "ADSs") evidenced by American Depositary
Receipts ("ADRs") issued thereunder, (ii) the Letter Agreement, dated as of
September 21, 2007 (the "Uncertificated ADS Letter Agreement"), by and between the Company and the Depositary and (iii) the Restricted Letter Agreement, dated as of May __, 2008, by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the
Deposit Agreement, or, in the event so noted herein, in the Restricted Letter
Agreement.

            This Resale Certification is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below (CUSIP
No.: 453142R94) registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the "Sale").

            The undersigned certifies that (please check appropriate box below):

            * |_| Sale Pursuant to Resale Registration Statement: (x) the Sale
pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not "Restricted Securities" and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act.

----------
*     The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.

                                    Exh. F-1

            OR

            * |_| Sale Exempt from Registration (Post Six Months Sales only):
the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not (x) held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted
ADSs were acquired from the Company or an affiliate of the Company, and (z) the
Company is, and has been for a period of at least 90 days immediately prior to the sale, subject to the reporting requirements of Sections 13 or 15(d) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 8-K reports),

            OR

            * |_| Sale Exempt from Registration (Post One Year Sales only): the
Restricted ADSs to be transferred and the Restricted Shares represented thereby are not (x) held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an affiliate of the Company,

            OR

            **|_| Sale Exempt from Registration (Sales other than Post Six
Months Sales or Post One Year Sales): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not "Restricted Securities".

The undersigned hereby requests that the Depositary: debit from the undersigned's account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs:

                   __________________________________________
                   Restricted ADSs (CUSIP No.: 453142R94), and

(ii) following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver "free" the following number of ADSs:

                          ____________________________
                             (CUSIP No.: 453142101)

to the person(s) identified below:

----------
**    The delivery of the requisite opinion of counsel to cover this transaction is the responsibility of the selling Restricted ADS holder.

                                    Exh. F-2

      1. If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

            Name of DTC Participant acting for
            undersigned:
            DTC Participant Account No.:
            Account No. for undersigned at DTC
            Participant (f/b/o information):
            Onward Delivery Instructions of undersigned:
            Contact person at DTC Participant:
            Daytime telephone number of contact person at
            DTC Participant:

      2. If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

            Name of Purchaser:
            Street Address:
            City, State, and Country:
            Nationality:
            Social Security or Tax Identification
            Number:

            The undersigned hereby instructs the Depositary to cancel the
Restricted ADSs to be transferred to the purchaser pursuant to the Sale and, if applicable, to issue to the undersigned a statement identifying the number of
Restricted ADSs held by the undersigned and not transferred pursuant to the
Sale. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Owner:                                  ________________________________

Social Security Number of Owner:                ________________________________

Account Number of Owner:                        ________________________________

                                    Exh. F-3

Signature of Owner:                             ________________________________
                                                       (Identify Title if Acting
                                                     in Representative Capacity)

================================================================================

                               SIGNATURE GUARANTEE

Name of Firm Issuing Guarantee:_________________________________________________

Authorized Signature of Officer:________________________________________________

Title of Officer Signing This Guarantee:________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Area Code and Telephone Number:_________________________________________________

Dated:__________________________________________________________________________

================================================================================

                                    Exh. F-4